UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22810

T. Rowe Price Global Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global Allocation Fund	October 31, 2019
RPGAX	Investor Class
PAFGX	Advisor Class
TGAFX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE GLOBAL ALLOCATION FUND

HIGHLIGHTS

■	The Global Allocation Fund returned 11.26% in the 12 months ended October 31, 2019, and underperformed the Morningstar Global Allocation Index.

■	Exposure to diversifying sectors and security selection weighed on relative performance. Tactical decisions in the fund produced mixed results.

■	We ended the period with a neutral allocation to equities relative to bonds, as global growth appears to be stabilizing and bond yields remain near recent lows. Among international stocks, we reduced our position in growth equities and now have a neutral allocation relative to value equities. We increased our allocation to high yield bonds and are finding opportunity to add back to floating rate loans after reducing our position due to declining interest rates earlier in the period.

■	We believe that broad diversification across asset classes, regions, and sectors, as well as our ability to actively adjust allocations to enhance the portfolio’s risk/reward profile, should benefit the Global Allocation Fund across a range of market environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global markets recovered from a tumultuous start to deliver solid results for your fund’s fiscal year, the 12-month period ended October 31, 2019. The U.S. Federal Reserve switched course and joined other dovish central banks around the world to support markets following a sharp sell-off in December. This action, combined with better-than-feared corporate earnings, helped propel many equity indices during the year to double-digit gains. The S&P 500 Index reached an all-time high, and Europe’s Stoxx 600 Index was trading near a record close at the end of the period. Growth stocks in the U.S. were the strongest performers, but nearly all developed markets and most emerging markets also delivered strong gains.

The U.S. dollar finished with mixed results versus other currencies during the 12-month reporting period. A relatively strong greenback versus the euro weighed on returns for U.S. investors in European securities, for example, while a stronger yen boosted the returns of Japanese stocks in U.S. dollar terms.

During the period, investors faced worries about the U.S.-China trade dispute, Brexit, and a slowdown in global manufacturing. However, stocks were resilient, and the worst-case geopolitical scenarios failed to play out. Trade rhetoric has become more conciliatory and negotiators have made modest progress; the UK received another Brexit extension until January 31 to work out the terms of its departure from the European Union; and our economists believe that some manufacturing indicators, while still weak, appear poised for a recovery.

The actions by the Federal Reserve and other central banks to stimulate economic growth played a key role in sustaining market sentiment during the period. As evidence of slowing global growth began to mount, the Fed signaled early in the year that it would take steps to sustain the economic expansion, and central bank policymakers followed through with quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets.

The European Central Bank (ECB) also acted to address flagging growth. The ECB lowered its benchmark deposit rate deeper into negative territory and announced that it plans to buy €20 billion of bonds per month starting in November 2019 as it restarts its quantitative easing program.

Falling yields fueled a strong rally in the bond market and also aided equity results as companies benefited from lower borrowing costs and investors sought higher returns. Dividend-paying stocks in sectors such as real estate outperformed as investors searched for higher-income opportunities.

The yield on the 30-year Treasury bond hit a record low in August, falling below the 2% mark for the first time, and the benchmark 10-year Treasury note’s yield dipped to its lowest level since 2016. Despite being at or near record lows, Treasuries offered higher yields than bonds in many foreign markets, especially in Europe and Japan, where government bond yields were often in negative territory. (Bond prices and yields move in opposite directions.)

Looking ahead to 2020, we remain optimistic that the U.S. will avoid a recession in the new year, but we believe that further progress in U.S.-China trade talks will be a key factor in sustaining positive market sentiment. A reduction in trade barriers could help corporate earnings rebound and provide a lift to the manufacturing sector.

In the months ahead, our team of portfolio managers, analysts, and economists will be following the trade talks and the U.S. presidential elections, along with other developments that could affect market performance. Our teams in London and Hong Kong have provided us with important insights into Brexit and the protests in the Chinese territory over the past 12 months. We expect twists and turns along the way with each of these events, but we believe our approach to fundamental research around the globe will continue to add value in the year ahead.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation and income.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Global Allocation Fund returned 11.26% in the 12 months ended October 31, 2019. The fund underperformed the Morningstar Global Allocation Index. (Returns for the Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Allocations to diversifying sectors, which are not included in the benchmark, detracted from relative performance. Fixed income sectors with a short duration posture (lower sensitivity to interest rate changes), such as short-term Treasury inflation protected securities or floating rate loans, underperformed in a period where Treasury yields plummeted. However, the fund benefited from exposure to nondollar bonds. Bond yields in many developed markets declined and prices rose as central bank policies turned accommodative after a period of tightening monetary policy.

Overall, security selection weighed on relative results. Within fixed income, the Emerging Markets Bond and Dynamic Global Bond Funds were negatively impacted by a massive sell-off in Argentine securities, which was triggered by an unexpected outcome in the presidential election. Incumbent President Mauricio Macri was soundly defeated, and investors feared that the new administration would terminate recent market-friendly steps and return to a Peronist government characterized by populist policies, currency and capital controls, and debt defaults. Among equities, the U.S. large-cap growth equity strategy trailed its benchmark and hurt returns, while positive security selection in the emerging markets, European, and international large-cap value equity strategies added value.

Tactical decisions to overweight and underweight various asset classes within the fund produced mixed results. Our positioning in equities relative to fixed income proved beneficial, but the positive impact was partially offset by our allocation to cash during a period of strong performance by both equities and bonds. An overweight allocation to U.S. small-cap equities, which lagged U.S. large-caps, hurt returns.

How is the fund positioned?

The fund currently has a neutral allocation to stocks relative to bonds. In late 2018, we moved from an underweight in equities to neutral after the meaningful downturn in equity markets. We subsequently reduced our exposure following a strong rebound during the first quarter of 2019, as valuations became less compelling amid a potentially volatile equity market environment. More recently, we have moved back to neutral as bond valuations have become extended following a decline in interest rates due to concerns over slowing growth. We expect growth to remain low over the next year and do not anticipate a recession in the near term. Stabilizing global growth may be supportive for equities.

Stocks
Within equities, we are overweight to international stocks. While a slowdown in manufacturing and trade uncertainty pose challenges, international equities have attractive valuations relative to the U.S. and are supported by accommodative central banks. Outside the U.S., we prefer emerging markets equities. Although unresolved trade concerns and earnings weakness are headwinds, less restrictive financial conditions from a dovish Federal Reserve, cheap local currencies, and additional stimulus measures in China, should they materialize, may benefit emerging markets equities.

In the U.S., we are overweight to growth stocks relative to value stocks. Secular growth companies are less sensitive to broad economic events, and while growing regulatory concerns and their extended valuations are challenges, we believe that favorable fundamentals reflected in their ability to deliver above-market earnings growth in a low-growth environment should benefit the sector. Further, despite being fairly priced, value stocks lack a durable catalyst to advance. We are overweight to U.S. small-cap stocks relative to large-cap stocks. U.S. small-cap valuations are attractive and smaller companies benefit from low interest rates, but headwinds include risks from higher leverage and wage pressures.

Among international equities, we moved to a neutral allocation between growth and value stocks. Although growth stocks outside the U.S. are generally defensive and have a quality bias, their valuations are stretched. Valuations for value stocks are compelling, but there is not a clear catalyst for an upward inflection in economic growth or interest rates that would help support higher earnings and outperformance in the value sector. We are neutral to international small-cap stocks relative to international large-cap stocks. Although valuations for small-cap stocks have become more interesting relative to large-cap stocks, a prevailing low global growth environment and heightened political uncertainty in key markets remain risks.

We maintain an underweight to inflation-sensitive real assets equities. In our view, sluggish global growth and excess supply have created a challenging outlook for energy and commodity prices longer term. Real estate investment trusts are supported by reasonable fundamentals and low interest rates, though their valuations are stretched.

Bonds
Yields for U.S. investment-grade bonds remain near all-time lows but are anchored by a muted outlook for inflation. We added to high yield bonds, which offer reasonably attractive yields in a generally low-yield environment. Near-term default expectations in the sector remain low given prospects for modest growth without a recession. We reduced our allocation to floating rate bank loans in late 2018 and early 2019 due to the potential adverse impact of lower short-term interest rates on yields. However, we have more recently added to our loan allocation as valuations are attractive relative to both investment-grade and high yield bonds, given declining expectations for further rate cuts, against a stabilizing backdrop for economic growth.

Extended duration creates a less attractive outlook for international investment-grade debt, but for U.S. dollar-based investors, short-term rate differentials between the U.S. and other developed markets have led to more competitive hedged yields on bonds in Europe and Japan. Despite supportive central bank policies, interest rate risk remains a concern. Consequently, we are underweight international bonds but have a neutral allocation to U.S. dollar currency hedged international bonds. We are overweight to emerging markets debt given compelling yield levels, with a modest overweight to U.S. dollar-denominated debt, and a more meaningful tilt toward local currency emerging markets bonds as currency valuations are attractive. Risks from trade tensions, the potential for persistent U.S. dollar strength, and country-specific risks are prospective sources of volatility, which reinforce the role of active management and research investing in emerging markets debt.

What is portfolio management’s outlook?

Markets have endured a turbulent period as investors weigh the competing impacts of slowing global growth against a widespread pivot toward accommodative monetary policy.

Manufacturing data, a commonly monitored indicator of economic conditions, has shown persistent weakness, stoking fears of a looming recession. The bond market has also reflected this bearish sentiment, as investors have favored the relative safety of higher-quality debt, which sent Treasury yields sharply lower in 2019. Conversely, global stock markets have shrugged off bouts of volatility and remain near all-time highs. With markets sending mixed signals, we believe that the trends in trade and how the tenor of trade negotiations influence capital expenditure decisions will be key drivers of the direction of growth in the global economy and markets. Given the heightened uncertainty, we are cautious and have positioned the fund broadly neutral from a risk perspective. While the current economic cycle is aging, we expect the strong labor environment to continue supporting consumer spending and underpin economic growth.

The dovish shift in central bank policies and a broader easing of financial and liquidity conditions have tempered near-term recession fears, but it leaves global central banks ill-equipped to respond to a more pronounced downturn. While this step back from tightening policies may help to stabilize global growth, it will not, in our view, be sufficient to ignite a reacceleration in growth.

The current environment of sustained volatility and above-average valuations in many asset classes, against a backdrop filled with geopolitical and monetary policy risks, underscores the value of our strategic investment approach. Given the many crosscurrents that can influence global financial markets, we believe that the Global Allocation Fund’s broad diversification, combined with strengths in our fundamental research, can add value over the long term and help mitigate downside risk in an uncertain market environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
ARGENTINA 0.2%		
Common Stocks 0.2%		
Globant (USD) (1)	751	70
MercadoLibre (USD) (1)	1,674	873
Tenaris (EUR)	2,006	21
Tenaris, ADR (USD)	13,753	279
Total Argentina (Cost $834)		**1,243**
AUSTRALIA 0.7%		
Common Stocks 0.6%		
Alumina	22,094	34
Australia & New Zealand Banking Group	14,459	266
BHP Group	29,094	713
BlueScope Steel	2,384	22
Challenger	35,006	192
Charter Hall Retail	3,058	9
Cochlear	1,372	200
CSL	867	153
Dexus	3,052	25
Downer EDI	19,177	107
Evolution Mining	5,139	15
Fortescue Metals Group	5,285	32
Goodman Group	3,714	37
Incitec Pivot	42,559	101
Independence Group	57,833	253
Macquarie Group	3,598	332
Newcrest Mining	3,627	79
NEXTDC (1)	23,406	103
Northern Star Resources	7,528	51
oOh!media	32,172	61
Pendal Group	13,293	66
Regis Resources	4,098	14
Rio Tinto	2,167	136

Saracen Mineral Holdings (1)	17,148	44
Scentre Group	61,217	162
South32	249,819	437
Steadfast Group	63,880	158
Suncorp Group	12,981	121
Telstra	26,467	64
Worley	30,775	289
		4,276

Corporate Bonds 0.1%

Ausgrid Finance, 3.85%, 5/1/23 (USD) (2)	105,000	109
Boral Finance, 3.00%, 11/1/22 (USD) (2)	10,000	10
Transurban Finance, 4.125%, 2/2/26 (USD) (2)	15,000	16
Westpac Banking, 2.15%, 3/6/20 (USD)	110,000	110
Woodside Finance, 3.70%, 3/15/28 (USD) (2)	67,000	69
Woodside Finance, 4.50%, 3/4/29 (USD) (2)	200,000	219
		533
Total Australia (Cost $4,504)		**4,809**

AUSTRIA 0.1%

Common Stocks 0.1%

BAWAG Group	7,019	290
Erste Group Bank	13,054	462
Schoeller-Bleckmann Oilfield Equipment	129	7
voestalpine	452	11
Total Austria (Cost $763)		**770**

BELGIUM 0.2%

Common Stocks 0.2%

Anheuser-Busch InBev	4,831	390
Galapagos (1)	1,756	323
KBC Group	8,487	597
Shurgard Self Storage	569	19
Umicore	6,374	263

Warehouses De Pauw, CVA	1,190	221
		1,813
Corporate Bonds 0.0%		
Anheuser-Busch InBev Worldwide, 4.90%, 2/1/46 (USD)	90,000	107
		107
Total Belgium (Cost $1,795)		**1,920**

BRAZIL 0.8%

Common Stocks 0.5%		
Ambev, ADR (USD)	34,200	147
B3	23,300	281
Banco Bradesco, ADR (USD)	16,736	147
BR Malls Participacoes	29,680	114
Energias do Brasil	22,936	108
Grupo SBF (1)	12,300	83
Iguatemi Empresa de Shopping Centers	11,500	137
Lojas Renner	46,321	588
Multiplan Empreendimentos Imobiliarios	13,127	96
Odontoprev	31,800	117
Pagseguro Digital, Class A (USD) (1)	4,027	149
Porto Seguro	8,200	117
Raia Drogasil	23,982	658
StoneCo, Class A (USD) (1)	23,334	858
Suzano	28,600	234
Transmissora Alianca de Energia Eletrica	17,987	130
Vale (1)	11,094	131
		4,095
Preferred Stocks 0.3%		
Banco Bradesco (3)	75,325	663
Gerdau (3)	4,558	15
Itau Unibanco Holding (3)	161,146	1,456
Marcopolo (3)	147,100	133
		2,267
Total Brazil (Cost $4,852)		**6,362**

CANADA 1.2%

Common Stocks 1.0%

Agnico Eagle Mines	1,159	71
Alacer Gold (1)	1,602	8
Alamos Gold, Class A	951	5
Allied Properties Real Estate Investment Trust	514	21
Altus Group	6,100	169
B2Gold (1)	2,113	7
Barrick Gold	8,472	147
Bombardier, Class B (1)(4)	39,408	50
CAE	5,700	143
Canadian Apartment Properties	614	26
Canadian Pacific Railway	424	96
Canadian Pacific Railway (USD)	694	158
Centerra Gold (1)	523	4
Computer Modelling Group	2,640	14
Descartes Systems Group (1)	4,110	160
Detour Gold (1)	390	7
DIRTT Environmental Solutions (1)	30,667	139
Element Fleet Management (4)	36,365	309
Enbridge (USD)	648	24
First Quantum Minerals	2,314	20
Franco-Nevada	3,021	293
Kelt Exploration (1)	2,139	5
Kinross Gold (1)	6,316	31
Kirkland Lake Gold	2,520	118
Lundin Mining	5,808	29
Magna International (USD)	16,077	864
National Bank of Canada	9,110	471
Osisko Gold Royalties	163	2
Restaurant Brands International (USD)	5,242	343
Sandstorm Gold (1)	2,179	16
SEMAFO (1)	8,152	26
Seven Generations Energy, Class A (1)	39,275	220
Shopify, Class A (1)	1,938	608
Spin Master (1)	7,558	214

Sun Life Financial	9,550	428
Suncor Energy (USD)	695	21
TC Energy	3,250	164
TC Energy (USD)	33,388	1,680
Teck Resources, Class B (USD)	3,473	55
Torex Gold Resources (1)	263	4
West Fraser Timber	698	32
Wheaton Precious Metals	1,621	45
		7,247
Corporate Bonds 0.1%		
Bank of Montreal, Series D, 3.10%, 4/13/21 (USD)	215,000	219
Bank of Nova Scotia, 3.125%, 4/20/21 (USD)	205,000	209
Canadian Natural Resources, 2.95%, 1/15/23 (USD)	175,000	179
Thomson Reuters, 3.35%, 5/15/26 (USD)	10,000	10
Toronto-Dominion Bank, 3.50%, 7/19/23 (USD)	235,000	247
TransCanada PipeLines, 2.50%, 8/1/22 (USD)	20,000	20
		884
Government Bonds 0.1%		
Province of Alberta, 2.20%, 7/26/22 (USD)	130,000	132
Province of Alberta, 3.30%, 3/15/28 (USD)	135,000	149
Province of British Columbia, 2.00%, 10/23/22 (USD)	15,000	15
Province of Manitoba, 2.60%, 4/16/24 (USD)	270,000	279
Province of New Brunswick, 3.625%, 2/24/28 (USD)	250,000	277
Province of Ontario, 2.55%, 2/12/21 (USD)	115,000	116
Province of Quebec, 2.875%, 10/16/24 (USD)	50,000	53
		1,021
Total Canada (Cost $7,765)		**9,152**

CAYMAN ISLANDS 0.0%

Common Stocks 0.0%		
ANT International, Class C, Acquisition Date: 6/7/18, Cost $45 (USD) (1)(5)(6)	8,048	52
		52

Convertible Preferred Stocks 0.0%		
ByteDance, Series E, Acquisition Date: 7/8/19, Cost $96 (USD) (1)(5)(6)	1,944	96
		96
Total Cayman Islands (Cost $141)		**148**
CHILE 0.2%		
Common Stocks 0.1%		
Antofagasta (GBP)	29,834	336
Banco Santander Chile, ADR (USD)	17,768	431
		767
Corporate Bonds 0.1%		
Celulosa Arauco y Constitucion, 5.50%, 11/2/47 (USD)	250,000	267
Corp Nacional del Cobre de Chile, 3.00%, 9/30/29 (USD) (2)	220,000	220
		487
Total Chile (Cost $1,274)		**1,254**
CHINA 2.8%		
Common Stocks 2.4%		
3SBio (HKD) (1)	61,000	114
58.com, ADR (USD) (1)	8,781	464
AAC Technologies Holdings (HKD)	16,500	107
Alibaba Group Holding, ADR (USD) (1)	28,818	5,091
Anhui Conch Cement, H Shares (HKD)	68,000	406
Baidu, ADR (USD) (1)	3,487	355
Baozun, ADR (USD) (1)	1,840	80
Beijing Capital International Airport, H Shares (HKD)	130,000	123
Beijing Chunlizhengda Medical Instruments, H Shares (HKD)	1,400	8
Beijing Enterprises Holdings (HKD)	27,000	127
China Longyuan Power Group, H Shares (HKD)	228,000	123
China Mengniu Dairy (HKD)	217,000	865
China Resources Beer Holdings (HKD)	54,000	277
Country Garden Services Holdings (HKD)	292,000	989
CSPC Pharmaceutical Group (HKD)	86,000	220

Ctrip.com International, ADR (USD) (1)	12,480	412
Fosun International (HKD)	73,500	96
Greentown Service Group (HKD)	122,000	138
Haier Electronics Group (HKD)	68,000	194
Hengan International Group (HKD)	31,000	217
Hope Education Group (HKD) (4)	658,000	101
Huaneng Renewables, H Shares (HKD)	162,000	62
Huazhu Group, ADR (USD)	2,512	95
Li Ning (HKD)	36,000	122
Livzon Pharmaceutical Group, H Shares (HKD)	35,230	103
Luthai Textile, B Shares (HKD)	75,300	70
PICC Property & Casualty, H Shares (HKD)	326,000	413
Ping An Insurance Group, H Shares (HKD)	114,000	1,316
Shimao Property Holdings (HKD)	5,500	19
SSY Group (HKD)	176,000	147
Sunny Optical Technology Group (HKD)	13,200	212
TAL Education Group, ADR (USD) (1)	5,704	244
Tencent Holdings (HKD)	91,254	3,702
Tencent Music Entertainment Group, ADR (USD) (1)	11,200	155
Tsingtao Brewery, H Shares (HKD)	44,000	255
TuanChe, ADR (USD) (1)	1,890	5
Wise Talent Information Technology (HKD) (1)	47,600	119
YY, ADR (USD) (1)	2,951	168
Zhongsheng Group Holdings (HKD)	34,000	113
		17,827
Common Stocks - China A Shares 0.3%		
Anhui Conch Cement, A Shares (CNH)	20,500	123
BTG Hotels Group, A Shares (CNH)	59,473	141
Gree Electric Appliances of Zhuhai, A Shares (CNH)	62,600	522
Guangzhou Wondfo Biotech, A Shares (CNH)	21,060	148
Hangzhou Hikvision Digital Technology, A Shares (CNH)	46,700	214
Jiajiayue Group, A Shares (CNH)	39,800	145
Kweichow Moutai, A Shares (CNH)	3,530	591
Midea Group, A Shares (CNH)	22,500	177
Yifeng Pharmacy Chain, A Shares (CNH)	19,500	235

Yixintang Pharmaceutical Group, A Shares (CNH)	32,151	111
		2,407
Convertible Preferred Stocks 0.0%		
Xiaoju Kuaizhi, Series A-17, Acquisition Date: 10/19/15, Cost $9 (USD) (1)(5)(6)	344	18
		18
Corporate Bonds 0.1%		
Baidu, 3.875%, 9/29/23 (USD)	210,000	218
State Grid Overseas Investment, 3.75%, 5/2/23 (USD) (2)	215,000	226
Tencent Holdings, 2.985%, 1/19/23 (USD) (2)	200,000	204
Weibo, 3.50%, 7/5/24 (USD)	255,000	260
		906
Total China (Cost $17,805)		**21,160**
COLOMBIA 0.0%		
Common Stocks 0.0%		
Grupo Aval Acciones y Valores, ADR (USD)	15,850	129
Total Colombia (Cost $127)		**129**
CZECH REPUBLIC 0.0%		
Common Stocks 0.0%		
Komercni banka	5,063	171
Total Czech Republic (Cost $189)		**171**
DENMARK 0.2%		
Common Stocks 0.2%		
Ambu, Class B	15,315	241
Ascendis Pharma, ADR (USD) (1)	650	72
Danske Bank	14,122	202
GN Store Nord	4,031	177
Netcompany Group (1)	3,348	142
Novo Nordisk, B Shares	14,891	819
		1,653

Corporate Bonds 0.0%		
Danske Bank, VR, 3.244%, 12/20/25 (USD) (2)(7)	335,000	340
		340
Total Denmark (Cost $1,893)		**1,993**
EGYPT 0.0%		
Common Stocks 0.0%		
Edita Food Industries, GDR (USD)	6,243	34
Integrated Diagnostics Holdings (USD)	20,481	97
Total Egypt (Cost $131)		**131**
FINLAND 0.1%		
Common Stocks 0.1%		
Huhtamaki	2,622	121
Kojamo	2,084	35
Konecranes	12,906	399
Sampo, A Shares	911	37
Stora Enso, R Shares	21,214	276
Terveystalo	11,235	125
Wartsila	1,662	18
Total Finland (Cost $1,048)		**1,011**
FRANCE 2.3%		
Common Stocks 2.1%		
Air Liquide	10,388	1,381
Airbus	5,258	754
ArcelorMittal	2,340	35
AXA	30,210	800
BioMerieux	357	29
BNP Paribas	20,087	1,050
Capgemini	2,776	313
Criteo, ADR (USD) (1)	1,545	26
Dassault Aviation	665	924
Edenred	3,777	199

Electricite de France	10,895	113
Engie	38,269	641
EssilorLuxottica	7,487	1,143
Eurofins Scientific (4)	440	223
Eutelsat Communications	14,957	284
Gecina	166	28
JCDecaux	15,297	418
Kering	493	281
L'Oreal	1,548	452
Legrand	2,390	187
LVMH Moet Hennessy Louis Vuitton	176	75
Orange	7,887	127
Sanofi	5,553	512
Schneider Electric	9,613	893
SEB	3,267	496
SMCP (1)(4)	11,184	157
Solocal Group (1)(4)	82,691	65
SPIE	5,878	124
Thales (8)	10,173	994
Tikehau Capital	4,190	108
TOTAL	39,895	2,109
TOTAL, ADR (USD)	4,009	211
Ubisoft Entertainment (1)(8)	2,026	120
Unibail-Rodamco-Westfield	1,054	163
		15,435
Corporate Bonds 0.2%		
BPCE, 4.00%, 9/12/23 (USD) (2)	265,000	280
BPCE, 4.50%, 3/15/25 (USD) (2)	400,000	429
Credit Agricole, 3.75%, 4/24/23 (USD) (2)	250,000	262
Total Capital International, 2.434%, 1/10/25 (USD)	275,000	279
		1,250
Total France (Cost $15,790)		**16,685**

GEORGIA 0.0%

Common Stocks 0.0%

Georgia Healthcare Group (GBP)	23,222	51
Total Georgia (Cost $71)		**51**

GERMANY 1.7%

Common Stocks 1.5%

ADO Properties	1,936	79
AIXTRON (1)	24,615	225
Allianz	4,052	990
Aumann	1,357	18
BASF	5,736	436
Bayer	15,063	1,168
BMW	1,372	105
Brenntag	1,856	93
Commerzbank	7,362	44
Covestro	3,810	183
Daimler	8,841	516
Deutsche Wohnen	7,497	283
E.ON	43,360	437
Evotec (1)	2,437	56
Fresenius	6,971	367
GEA Group	19,305	590
HeidelbergCement	979	73
HUGO BOSS	754	32
Hypoport (1)	336	104
Instone Real Estate Group (1)	6,675	156
Knorr-Bremse	2,691	272
Munich Re	2,372	659
Norma Group	2,646	97
QIAGEN (1)	1,879	56
SAP	2,099	278
Scout24	14,093	874
SGL Carbon (1)	11,651	54
Shop Apotheke Europe (1)	1,991	87

Siemens	9,292	1,072
Siemens Healthineers	5,886	250
Stroeer	2,330	188
Symrise	218	21
TeamViewer (1)	4,416	116
Telefonica Deutschland Holding	101,567	322
thyssenkrupp	1,484	21
Wirecard	680	86
Zalando (1)	15,379	667
		11,075
Preferred Stocks 0.0%		
Sartorius (3)	227	44
		44
Corporate Bonds 0.2%		
Bayer U.S. Finance II, 3.50%, 6/25/21 (USD) (2)	310,000	316
BMW U.S. Capital, 2.95%, 4/14/22 (USD) (2)	295,000	301
BMW U.S. Capital, 3.25%, 8/14/20 (USD) (2)	285,000	288
Volkswagen Group of America Finance, 2.70%, 9/26/22 (USD) (2)	330,000	333
		1,238
Total Germany (Cost $12,054)		**12,357**
HONG KONG 0.5%		
Common Stocks 0.4%		
AIA Group	197,400	1,966
CK Hutchison Holdings	58,260	538
Hang Lung Properties	15,000	33
Hongkong Land Holdings (USD)	16,100	88
Impro Precision Industries	214,000	86
Jardine Matheson Holdings (USD)	2,900	165
Samsonite International	65,400	133
SITC International Holdings	167,000	184
Sun Hung Kai Properties	4,083	62
		3,255

Corporate Bonds 0.1%

AIA Group, FRN, 3M USD LIBOR + 0.52%, 2.676%, 9/20/21 (USD) (2)	295,000	295
AIA Group, 3.60%, 4/9/29 (USD) (2)	265,000	282
		577
Total Hong Kong (Cost $3,170)		**3,832**

HUNGARY 0.1%

Common Stocks 0.1%

OTP Bank	10,322	476
Total Hungary (Cost $415)		**476**

INDIA 0.6%

Common Stocks 0.6%

Axis Bank	28,608	295
Blue Star	8,890	105
Cyient	12,694	73
Escorts	11,241	104
HDFC Bank	38,204	662
Hexaware Technologies	25,155	118
Housing Development Finance	45,527	1,370
ICICI Bank, ADR (USD)	7,700	100
Infosys	19,289	186
Maruti Suzuki India	3,737	398
NTPC	177,468	306
Petronet LNG	17,977	72
Power Grid of India	57,825	162
TeamLease Services (1)	2,835	118
Torrent Pharmaceuticals	5,111	128
Varroc Engineering	7,396	51
Yes Bank	28,010	28
Total India (Cost $3,819)		**4,276**

INDONESIA 0.2%

Common Stocks 0.2%

Astra International	714,500	353
Bank Central Asia	461,300	1,033
Bank Negara Indonesia Persero	163,500	89
Sarana Menara Nusantara	2,665,100	125
Total Indonesia (Cost $1,257)		**1,600**

IRELAND 0.3%

Common Stocks 0.1%

Cairn Homes	101,057	131
DCC (GBP)	5,347	501
Ryanair Holdings, ADR (USD) (1)	1,244	93
		725

Corporate Bonds 0.2%

AerCap Ireland Capital, 3.30%, 1/23/23 (USD)	150,000	153
AerCap Ireland Capital, 4.125%, 7/3/23 (USD)	150,000	157
Avolon Holdings Funding, 3.95%, 7/1/24 (USD) (2)	70,000	73
Avolon Holdings Funding, 5.25%, 5/15/24 (USD) (2)	215,000	234
CRH America Finance, 3.95%, 4/4/28 (USD) (2)	400,000	431
Shire Acquisitions Investments Ireland, 2.875%, 9/23/23 (USD)	300,000	306
SMBC Aviation Capital Finance, 4.125%, 7/15/23 (USD) (2)	315,000	332
		1,686
Total Ireland (Cost $2,267)		**2,411**

ISRAEL 0.0%

Corporate Bonds 0.0%

Teva Pharmaceutical Finance IV, 3.65%, 11/10/21 (USD)	35,000	34
Total Israel (Cost $35)		**34**

ITALY 0.8%

Common Stocks 0.7%

Amplifon	20,561	517

Banca Mediolanum	25,248	217
Brunello Cucinelli	2,556	80
Carel Industries	14,910	239
Eni	44,754	679
Ferrari (USD)	437	70
FinecoBank Banca Fineco	50,728	572
Gima TT	6,133	47
Hera	151,406	649
Intesa Sanpaolo	75,811	190
Italgas	50,871	328
Leonardo	3,824	44
Moncler	6,748	260
Piovan	7,577	47
Prysmian	39,528	914
Telecom Italia	181,072	105
		4,958
Corporate Bonds 0.1%		
Enel Finance International, 4.25%, 9/14/23 (USD) (2)	215,000	228
Eni, Series X-R, 4.00%, 9/12/23 (USD) (2)	295,000	313
		541
Total Italy (Cost $4,985)		**5,499**
JAPAN 5.3%		
Common Stocks 5.1%		
Aida Engineering	9,700	83
Aisin Seiki	3,900	156
Aruhi (4)	8,900	200
Asahi Kasei	28,000	311
Asics	7,800	134
Astellas Pharma	56,800	975
Benefit One	9,700	196
Benesse Holdings	4,100	110
Bridgestone	3,900	162
Calbee	4,900	164
Capcom	2,700	64

Central Japan Railway	1,500	308
Chugai Pharmaceutical	6,200	522
Coca-Cola Bottlers Japan Holdings	10,800	245
CyberAgent (4)	12,100	393
Daiichi Sankyo	1,400	92
Daikin Industries	2,500	350
Daio Paper (4)	24,600	328
DeNA	2,900	49
Denka	1,900	55
DIC	8,300	238
Disco	1,800	393
Eiken Chemical	5,000	81
Electric Power Development	15,100	367
en-japan	2,300	97
Ezaki Glico	5,600	260
FamilyMart	3,400	84
FANUC	1,300	256
Fast Retailing (4)	200	123
FUJIFILM Holdings	3,200	140
Fujitec	19,900	289
Fujitsu	2,000	177
Fujitsu General	17,200	310
Fukuoka Financial Group	6,400	123
GMO Payment Gateway	3,800	280
Hamamatsu Photonics	7,500	291
Hanwa	6,600	192
Heiwa Real Estate	7,200	174
Hikari Tsushin	1,500	329
Hitachi	2,600	97
Hitachi Metals	21,800	274
Honda Motor	4,700	127
Horiba	1,300	88
Hoshino Resorts REIT (4)	66	361
Hoshizaki	6,000	510
Ibiden	3,700	85
Idec (4)	3,500	71

Industrial & Infrastructure Fund Investment	54	85
Istyle (1)(4)	8,500	58
Isuzu Motors	10,900	127
Japan Tobacco	6,500	147
JFE Holdings	1,800	23
JGC Holdings	6,800	98
JINS Holdings (4)	1,500	94
Kakaku.com	2,400	56
Kansai Paint	11,900	287
Keyence	700	443
Kirin Holdings	15,200	322
Koito Manufacturing	1,800	94
Komatsu	4,300	101
Kubota	12,500	199
Kusuri no Aoki Holdings	800	60
Kyowa Kirin	10,900	201
Mabuchi Motor	6,600	267
Maeda	19,000	176
Mercari (1)(4)	1,100	25
METAWATER	3,400	133
Mitsubishi	11,600	295
Mitsubishi Electric	78,600	1,123
Mitsubishi Estate	7,300	142
Mitsubishi Heavy Industries	3,200	129
Mitsubishi Motors	51,300	234
Mitsubishi UFJ Financial Group	109,300	567
Mitsubishi UFJ Lease & Finance	24,000	147
Mitsui Fudosan	14,800	379
Mitsui Fudosan Logistics Park	43	179
Mitsui Mining & Smelting	10,200	285
Miura	18,100	545
Modec	5,900	162
Money Forward (1)	3,800	136
Mori Hills REIT Investment	27	45
Murata Manufacturing	11,900	648
Musashi Seimitsu Industry	10,400	144

Nextage (4)	5,900	59
NGK Spark Plug	6,000	122
Nidec	700	103
Nifco	7,400	195
Nikkiso	7,400	80
Nintendo	400	147
Nippon Accommodations Fund	7	44
Nippon Ceramic	5,700	148
Nippon Kanzai	3,000	53
Nippon Paint Holdings	2,900	158
Nippon Prologis REIT	14	39
Nippon Seiki	16,700	258
Nippon Shokubai	1,800	111
Nippon Soda	3,500	93
Nippon Steel	2,800	41
Nippon Telegraph & Telephone	39,800	1,976
Nipro	6,700	79
Nitto Boseki	3,700	113
NOF	3,700	125
NTT DOCOMO	12,400	340
Obara Group	3,300	123
Omron	3,800	222
ORIX	9,600	151
Otsuka Holdings	10,400	434
Outsourcing	6,900	74
PALTAC	2,000	96
Pan Pacific International Holdings	11,500	181
Panasonic	22,100	186
Persol Holdings	14,000	269
Pigeon (4)	2,300	112
Pola Orbis Holdings	6,500	147
Recruit Holdings	18,300	608
Renesas Electronics (1)	14,200	96
Round One	8,800	113
Sakata INX	16,100	182
Sakata Seed	2,200	73

Sansan (1)(4)	3,400	121
Sanwa Holdings	15,200	178
Sega Sammy Holdings	17,500	246
Seven & i Holdings	18,400	695
Shimadzu	5,800	155
Shimano	1,400	233
SMC	600	259
SMS	12,400	304
SoftBank	12,700	174
SoftBank Group	15,400	592
Solasto	28,500	324
Sompo Holdings	4,100	161
Sony	3,800	231
Stanley Electric	22,400	620
Sumitomo	40,700	661
Sumitomo Densetsu	7,400	155
Sumitomo Electric Industries	10,200	140
Sumitomo Metal Mining	1,800	60
Sumitomo Mitsui Trust Holdings	5,300	193
Sumitomo Rubber Industries	8,200	109
Sumitomo Seika Chemicals	4,100	130
Suzuki Motor	13,900	656
Takeda Pharmaceutical	29,546	1,068
Takeda Pharmaceutical, ADR (USD)	5,359	96
TechnoPro Holdings	4,100	252
Terumo	4,300	140
THK	9,400	270
Tokio Marine Holdings	8,000	433
Tokyo Electron	2,000	405
Tosoh	2,700	37
Toyo Tire	9,600	134
Toyota Motor	12,900	895
Trend Micro	1,500	76
UT Group (4)	10,500	261
VT Holdings	16,000	71
Welcia Holdings	3,500	201

Yellow Hat	8,500	138
Yume No Machi Souzou Iinkai (4)	6,800	63
Yumeshin Holdings (4)	6,700	60
Z Holdings	93,200	287
Zojirushi (4)	5,900	91
ZOZO (4)	7,500	175
		37,771
Corporate Bonds 0.2%		
Mitsubishi UFJ Financial Group, 3.535%, 7/26/21 (USD)	300,000	307
Panasonic, 2.536%, 7/19/22 (USD) (2)	200,000	201
Sumitomo Mitsui Financial Group, 3.748%, 7/19/23 (USD)	340,000	356
Toyota Motor, 3.183%, 7/20/21 (USD)	295,000	302
		1,166
Total Japan (Cost $35,399)		**38,937**

KUWAIT 0.0%

Common Stocks 0.0%		
National Bank of Kuwait	64,069	199
Total Kuwait (Cost $205)		**199**

LUXEMBOURG 0.0%

Common Stocks 0.0%		
B&S Group	6,247	76
Orion Engineered Carbons (USD)	427	7
Total Luxembourg (Cost $105)		**83**

MEXICO 0.1%

Common Stocks 0.1%		
Concentradora Fibra Danhos	10,500	16
Fresnillo (GBP)	2,247	21
Grupo Aeroportuario del Sureste, ADR (USD)	998	163
Grupo Mexico, Series B	9,100	24
Industrias Penoles	1,417	17

Wal-Mart de Mexico	124,393	373
		614
Corporate Bonds 0.0%		
BBVA Bancomer, 4.375%, 4/10/24 (USD) (2)	150,000	160
		160
Total Mexico (Cost $690)		**774**
NETHERLANDS 1.4%		
Common Stocks 1.3%		
Aalberts	2,868	116
ABN AMRO Bank, CVA	21,549	402
Adyen (1)	9	6
Akzo Nobel	1,696	156
Argenx, ADR (USD) (1)	1,670	205
ASML Holding	5,023	1,317
ASML Holding (USD)	3,215	842
Basic-Fit (1)	3,370	103
Corbion	10,813	312
EQT (SEK) (1)	4,181	40
GrandVision	7,083	217
IMCD	2,652	207
ING Groep	40,443	458
Intertrust	7,693	146
Kendrion	2,023	43
Koninklijke DSM	5,578	662
Koninklijke Philips	25,626	1,124
Koninklijke Vopak	7,805	429
NXP Semiconductors (USD)	19,919	2,264
Prosus (1)	6,224	429
Takeaway.com (1)	2,086	170
Van Lanschot Kempen, CVA	4,452	103
		9,751
Corporate Bonds 0.1%		
Cooperatieve Rabobank, 3.125%, 4/26/21 (USD)	250,000	254
ING Groep, 3.55%, 4/9/24 (USD)	255,000	267

Shell International Finance, 3.25%, 5/11/25 (USD)	75,000	80
Unilever Capital, 3.00%, 3/7/22 (USD)	150,000	154
		755
Total Netherlands (Cost $8,775)		**10,506**

NEW ZEALAND 0.1%

Common Stocks 0.1%		
Fisher & Paykel Healthcare	27,476	337
Xero (AUD) (1)	1,655	78
Total New Zealand (Cost $277)		**415**

NORWAY 0.2%

Common Stocks 0.2%		
DNB	22,571	411
Equinor	20,112	373
Norsk Hydro	6,509	23
Storebrand	33,767	239
Yara International	1,737	68
Total Norway (Cost $1,047)		**1,114**

PANAMA 0.0%

Government Bonds 0.0%		
Republic of Panama, 6.70%, 1/26/36 (USD)	25,000	35
Total Panama (Cost $28)		**35**

PERU 0.2%

Common Stocks 0.2%		
Cia de Minas Buenaventura, ADR (USD)	1,316	20
Credicorp (USD)	3,881	831
Southern Copper (USD)	14,764	525
Total Peru (Cost $1,398)		**1,376**

PHILIPPINES 0.1%		
Common Stocks 0.1%		
SM Investments	32,641	662
Universal Robina	92,660	275
Total Philippines (Cost $784)		**937**
POLAND 0.0%		
Common Stocks 0.0%		
Powszechny Zaklad Ubezpieczen	10,682	103
		103
Government Bonds 0.0%		
Republic of Poland, 3.25%, 4/6/26 (USD)	55,000	59
		59
Total Poland (Cost $165)		**162**
PORTUGAL 0.1%		
Common Stocks 0.1%		
Banco Comercial Portugues, Class R	301,368	68
Galp Energia	34,382	550
Jeronimo Martins	16,284	274
Total Portugal (Cost $870)		**892**
RUSSIA 0.3%		
Common Stocks 0.3%		
Alrosa	28,940	34
Mail.Ru Group, GDR (USD) (1)	19,322	408
MMC Norilsk Nickel	177	49
Sberbank of Russia, ADR (USD)	99,293	1,462
X5 Retail Group, GDR (USD)	6,339	212
Yandex, Class A (USD) (1)	5,854	196
Total Russia (Cost $2,148)		**2,361**

SAUDI ARABIA 0.1%		
Common Stocks 0.1%		
Al Rajhi Bank	27,291	439
National Commercial Bank	6,361	74
		513
Corporate Bonds 0.0%		
Saudi Arabian Oil, 2.875%, 4/16/24 (USD) (2)	245,000	249
		249
Total Saudi Arabia (Cost $748)		**762**
SINGAPORE 0.1%		
Common Stocks 0.1%		
CapitaLand Mall Trust	14,700	27
DBS Group Holdings	10,900	208
Mapletree Industrial Trust	13,400	25
United Overseas Bank	26,700	526
Wilmar International	75,800	208
		994
Corporate Bonds 0.0%		
United Overseas Bank, 3.20%, 4/23/21 (USD) (2)	200,000	203
		203
Total Singapore (Cost $992)		**1,197**
SOUTH AFRICA 0.4%		
Common Stocks 0.4%		
Absa Group	16,230	166
Anglo American Platinum	544	41
Anglogold Ashanti	1,825	40
Capitec Bank Holdings	2,093	190
Clicks Group	11,980	195
FirstRand	139,143	602
Gold Fields	3,667	23
Impala Platinum Holdings (1)	4,845	33
Naspers, N Shares	4,445	629

Sanlam	92,768	488
Shoprite Holdings	41,418	371
Total South Africa (Cost $3,158)		**2,778**

SOUTH KOREA 1.1%

Common Stocks 1.0%

KT	5,175	119
KT, ADR (USD)	8,068	90
LG Household & Health Care	1,264	1,368
NAVER	7,289	1,028
POSCO	285	52
Samsung Electronics	96,348	4,164
SK Hynix	7,241	509
		7,330

Preferred Stocks 0.1%

Samsung Electronics (3)	11,346	399
		399
Total South Korea (Cost $6,754)		**7,729**

SPAIN 0.7%

Common Stocks 0.7%

Acerinox	42,263	396
Aedas Homes (1)	19,570	452
Amadeus IT Group, A Shares	6,905	511
Bankinter	65,969	457
Cellnex Telecom (4)	15,107	652
Cia De Distribucion Integral Logista Holdings	18,150	380
CIE Automotive	3,482	87
Grifols	11,474	370
Iberdrola	54,396	559
Indra Sistemas (1)	5,880	57
Inmobiliaria Colonial Socimi	29,129	376
Laboratorios Farmaceuticos Rovi	7,445	183
Red Electrica	19,049	383
Tecnicas Reunidas (1)	1,414	36

Vidrala	6	1
Vidrala, Rights 11/1/19 (1)	14	–
		4,900
Corporate Bonds 0.0%		
Banco Santander, 3.848%, 4/12/23 (USD)	200,000	209
		209
Total Spain (Cost $4,546)		**5,109**

SUPRANATIONAL 0.0%

Corporate Bonds 0.0%		
European Investment Bank, 1.625%, 12/15/20 (USD)	65,000	65
Total Supranational (Cost $65)		**65**

SWEDEN 0.7%

Common Stocks 0.7%		
Ambea	11,638	85
Autoliv, SDR	7,866	614
Avanza Bank Holding	13,057	111
Boliden	3,852	104
Elekta, B Shares	39,013	543
Epiroc, A Shares	29,338	331
Epiroc, B Shares	1,739	19
Essity, B Shares (8)	24,749	773
Getinge, B Shares	53,269	911
Hexagon, B Shares	9,077	465
Hufvudstaden, A Shares	1,406	24
Husqvarna, B Shares	34,007	261
LM Ericsson, B Shares	32,426	283
Lundin Petroleum	1,010	33
Nordea Bank	29,546	216
Nordea Bank (EUR)	972	7
Sandvik	7,161	127
Svenska Handelsbanken, A Shares	35,400	355

Thule Group	12,661	258
		5,520
Corporate Bonds 0.0%		
Svenska Handelsbanken, 3.35%, 5/24/21 (USD)	100,000	102
		102
Total Sweden (Cost $4,978)		**5,622**

SWITZERLAND 2.0%

Common Stocks 1.9%		
ABB	15,689	329
Adecco Group	1,550	92
Alcon (1)	3,544	210
Alcon (USD) (1)	11,287	669
ams (1)	2,103	95
DKSH Holding	2,765	131
dormakaba Holding	175	112
GAM Holding (1)	7,130	24
Julius Baer Group	4,885	216
Lonza Group	967	349
Nestle	30,520	3,265
Novartis	24,566	2,146
PSP Swiss Property	1,395	185
Roche Holding	9,510	2,862
Sensirion Holding (1)(4)	2,098	90
TE Connectivity (USD)	5,512	493
Tecan Group	1,148	272
UBS Group	45,063	533
Zur Rose Group (1)(4)	1,554	154
Zurich Insurance Group	4,664	1,827
		14,054
Corporate Bonds 0.1%		
Credit Suisse Group, VR, 2.997%, 12/14/23 (USD) (2)(7)	250,000	254
Syngenta Finance, 3.698%, 4/24/20 (USD) (2)	205,000	206
		460
Total Switzerland (Cost $11,905)		**14,514**

TAIWAN 0.9%

Common Stocks 0.9%

Catcher Technology	20,000	170
China Steel	43,000	33
Largan Precision	7,000	1,027
Machvision	10,000	99
President Chain Store	34,000	339
Silergy	9,000	252
Sinbon Electronics	28,299	115
Taiwan Semiconductor Manufacturing	421,000	4,126
Taiwan Union Technology	32,000	140
Teco Electric & Machinery	65,000	58
Uni-President Enterprises	97,910	242
Wiwynn	7,000	133
Total Taiwan (Cost $4,823)		**6,734**

THAILAND 0.1%

Common Stocks 0.1%

Airports of Thailand	67,700	176
CP ALL	308,400	797
Total Thailand (Cost $712)		**973**

TURKEY 0.0%

Common Stocks 0.0%

BIM Birlesik Magazalar	20,733	172
Total Turkey (Cost $157)		**172**

UNITED ARAB EMIRATES 0.1%

Common Stocks 0.1%

Air Arabia (1)	257,133	95
First Abu Dhabi Bank	126,850	525
Network International Holdings (GBP) (1)	57,465	402
Total United Arab Emirates (Cost $853)		**1,022**

UNITED KINGDOM 3.6%

Common Stocks 3.5%

Abcam	21,121	319
AJ Bell	12,317	59
Amcor, CDI (AUD)	63,800	611
Anglo American	2,291	59
Ascential	80,152	363
ASOS (1)	12,442	572
AstraZeneca	7,115	694
AstraZeneca, ADR (USD)	8,002	392
Aviva	41,409	223
Bakkavor Group	52,633	81
Barclays, ADR (USD)	4,484	39
BHP Group	16,855	357
BP	13,380	85
BP, ADR (USD)	19,945	756
British American Tobacco	11,209	392
Britvic	1,412	18
BT Group	64,601	171
Burberry Group	12,138	322
Cairn Energy (1)	5,149	12
Centamin	8,091	12
Cineworld Group	72,297	208
Clarivate Analytics (USD) (1)	10,870	182
Close Brothers Group	2,037	36
Cobham	17,323	35
Compass Group	10,730	286
Croda International	2,654	166
Derwent London	759	35
Diageo	9,415	385
Direct Line Insurance Group	64,265	227
Draper Esprit (1)	20,338	116
Experian	17,730	559
Farfetch, Class A (USD) (1)	6,239	56
First Derivatives	6,266	185

Funding Circle Holdings (1)	42,793	65
Genus	4,442	167
GlaxoSmithKline	19,732	452
GlaxoSmithKline, ADR (USD)	19,262	882
Glencore	25,100	76
Grainger	4,503	15
Great Portland Estates	89,110	910
Helios Towers (1)	87,961	137
HomeServe	9,713	146
HSBC Holdings	18,699	141
Intermediate Capital Group	19,715	379
Investec	36,701	208
IP Group (1)	36,545	27
IQE (1)(4)	238,735	231
Johnson Matthey	20,507	815
Keywords Studios (4)	10,250	148
Kingfisher	85,632	230
LivaNova (USD) (1)	3,796	268
Lloyds Banking Group	1,331,534	979
London Stock Exchange Group	2,951	266
Majestic Wine	15,875	53
Meggitt	68,753	556
Melrose Industries	110,430	305
Mondi	874	18
National Grid	73,841	863
Next	1,769	151
Ocado Group (1)	18,642	321
Oxford Instruments	314	5
Persimmon	7,904	233
Playtech	51,215	261
Polypipe Group	8,139	48
Prudential	40,157	701
Rathbone Brothers	2,486	67
Reckitt Benckiser Group	3,906	302
RELX	25,328	610
Renishaw	2,637	130

Rio Tinto	5,515	287
Rolls-Royce Holdings	17,121	158
Rolls-Royce Holdings, C Shares (1)	787,566	1
Rotork	27,960	109
Royal Dutch Shell, B Shares	26,700	769
Royal Dutch Shell, Class B, ADR (USD)	6,900	402
RSA Insurance Group	24,969	169
Shaftesbury	1,333	16
Smith & Nephew	7,165	154
Smiths Group	6,445	135
Sophos Group	24,473	180
Spirax-Sarco Engineering	1,360	140
St. James's Place	4,272	58
Standard Chartered	23,712	215
Syncona (9)	39,161	114
Ted Baker	4,430	23
Trainline (1)	28,950	156
Travis Perkins	33,462	622
Tyman	29,354	81
Unilever	17,281	1,035
UNITE Group	1,551	23
Victrex	9,875	281
Vodafone Group	145,429	297
Vodafone Group, ADR (USD)	18,664	381
WANdisco (1)	10,362	56
Watches of Switzerland Group (1)	25,186	94
Weir Group	4,731	83
WPP	39,381	491
Xaar (1)	21,121	13
YouGov	24,701	173
		25,895
Convertible Preferred Stocks 0.0%		
Roofoods, Series G, Acquisition Date: 5/16/19, Cost $48 (USD) (1)(5)(6)	116	48
		48

Corporate Bonds 0.1%		
HSBC Holdings, 5.10%, 4/5/21 (USD)	20,000	21
RELX Capital, 3.50%, 3/16/23 (USD)	45,000	46
Royal Bank of Scotland Group, VR, 4.519%, 6/25/24 (USD) (7)	300,000	318
Vodafone Group, 3.75%, 1/16/24 (USD)	180,000	190
WPP Finance, 3.625%, 9/7/22 (USD)	290,000	300
		875
Total United Kingdom (Cost $25,872)		**26,818**
UNITED STATES 67.5%		
Common Stocks 25.1%		
Abbott Laboratories	1,290	108
AbbVie	26,801	2,132
ABIOMED (1)	672	139
Acadia Realty Trust, REIT	2,199	62
AGCO	171	13
Agilent Technologies	573	43
Air Products & Chemicals	1,853	395
Alexander & Baldwin, REIT	1,017	24
Alexandria Real Estate Equities, REIT	730	116
Alexion Pharmaceuticals (1)	3,865	407
Alliant Energy	337	18
Alphabet, Class A (1)	460	579
Alphabet, Class C (1)	5,108	6,437
Altice USA, Class A (1)	19,618	607
Amazon.com (1)	4,027	7,155
American Campus Communities, REIT	1,752	88
American Electric Power	249	24
American Express	3,857	452
American International Group	72,453	3,837
American Tower, REIT	55	12
Amgen	57	12
Analog Devices	1,047	112
Anthem	2,830	761
Apple	13,068	3,251

Applied Materials	9,260	502
Aptiv	4,179	374
AT&T	22,155	853
Atlassian, Class A (1)	395	48
Atmos Energy	465	52
Automatic Data Processing	376	61
AvalonBay Communities, REIT	4,767	1,038
Avery Dennison	193	25
AXA Equitable Holdings	19,074	412
Ball	4,868	341
Becton Dickinson & Company	11,259	2,882
Biogen (1)	507	151
Black Knight (1)	4,797	308
Boeing	12,348	4,197
Booking Holdings (1)	557	1,141
Booz Allen Hamilton Holding	3,610	254
Boston Properties, REIT	333	46
Boston Scientific (1)	24,679	1,029
Broadcom	4,126	1,208
Cabot Oil & Gas	899	17
Calyxt (1)	445	2
Camden Property Trust, REIT	872	100
Caterpillar	1,607	221
Cboe Global Markets	2,421	279
Centene (1)	2,316	123
CenterPoint Energy	19,650	571
Ceridian HCM Holding (1)	10,891	525
CF Industries Holdings	11,916	540
Charles Schwab	12,888	525
Chevron	258	30
Chubb	11,876	1,810
Cigna	5,010	894
Cintas	357	96
Cisco Systems	16,333	776
Citigroup	16,933	1,217
CME Group	3,945	812

Comcast, Class A	32,874	1,473
Conagra Brands	17,905	484
Concho Resources	2,073	140
ConocoPhillips	1,082	60
Constellation Brands, Class A	64	12
Continental Resources (1)	1,001	29
Cooper	995	290
CoStar Group (1)	149	82
Crown Castle International, REIT	8,540	1,185
CubeSmart, REIT	2,657	84
CyrusOne, REIT	259	18
Danaher	23,089	3,182
Deere	4,457	776
Delta Air Lines	867	48
Devon Energy	1,093	22
DexCom (1)	3,177	490
Diamondback Energy	473	41
Digital Realty Trust, REIT	465	59
DocuSign (1)	2,268	150
Dollar General	3,721	597
Dollar Tree (1)	21,785	2,405
Douglas Emmett, REIT	2,613	113
Dril-Quip (1)	261	11
DuPont de Nemours	5,676	374
E*TRADE Financial	8,877	371
EastGroup Properties, REIT	293	39
Eastman Chemical	1,273	97
Edison International	18,735	1,178
Elanco Animal Health (1)	27,379	740
Electronic Arts (1)	2,170	209
Entergy	16,450	1,998
EOG Resources	3,583	248
EPAM Systems (1)	1,204	212
EPR Properties, REIT	60	5
Equifax	3,362	460
Equinix, REIT	124	70

Equity LifeStyle Properties, REIT	703	49
Equity Residential, REIT	2,112	187
Essex Property Trust, REIT	491	161
Evergy	292	19
Eversource Energy	324	27
Exact Sciences (1)	276	24
Exxon Mobil	393	27
Facebook, Class A (1)	24,117	4,622
Federal Realty Investment Trust, REIT	435	59
Fidelity National Information Services	16,371	2,157
Fifth Third Bancorp	19,357	563
First Industrial Realty Trust, REIT	536	23
Fiserv (1)	6,558	696
FleetCor Technologies (1)	5,977	1,759
Flowserve	317	15
Fortive	1,896	131
Fortune Brands Home & Security	3,366	202
Freeport-McMoRan	4,351	43
General Electric	273,790	2,732
Global Payments	9,804	1,659
Goldman Sachs Group	189	40
Halliburton	1,295	25
HCA Healthcare	10,612	1,417
Healthcare Realty Trust, REIT	3,219	112
Healthcare Trust of America, Class A, REIT	3,080	95
Highwoods Properties, REIT	598	28
Hilton Worldwide Holdings	2,942	285
Honeywell International	3,617	625
Host Hotels & Resorts, REIT	2,326	38
Hudson Pacific Properties, REIT	1,229	44
IAC/InterActiveCorp (1)	1,029	234
IHS Markit (1)	1,019	71
Intercontinental Exchange	16,885	1,593
International Paper	585	26
Intuit	6,042	1,556
Intuitive Surgical (1)	2,107	1,165

Jacobs Engineering Group	12,302	1,151
Jagged Peak Energy (1)	1,329	9
JBG SMITH Properties, REIT	15,446	622
Johnson & Johnson	9,793	1,293
JPMorgan Chase	24,606	3,074
Kansas City Southern	1,570	221
Keysight Technologies (1)	10,559	1,066
Kilroy Realty, REIT	598	50
KLA	754	127
Kosmos Energy	3,160	20
L3Harris Technologies	1,569	324
Lam Research	188	51
Liberty Latin America, Class C (1)	7,267	134
Linde	10,711	2,125
Linde (EUR)	1,387	274
Littelfuse	726	127
Live Nation Entertainment (1)	3,226	227
Lululemon Athletica (1)	474	97
Macerich, REIT (4)	2,800	77
Magnolia Oil & Gas, Class A (1)	1,304	13
Marathon Petroleum	3,603	230
MarketAxess Holdings	596	220
Marriott International, Class A	3,815	483
Marsh & McLennan	11,577	1,200
Marvell Technology Group	6,819	166
Mastercard, Class A	11,157	3,088
Match Group	724	53
Maxim Integrated Products	14,742	865
McDonald's	3,283	646
Medtronic	12,648	1,377
Merck	9,824	851
Microchip Technology (4)	383	36
Micron Technology (1)	21,635	1,029
Microsoft	69,864	10,016
Molina Healthcare () (1)	929	109
Monster Beverage (1)	5,580	313

Morgan Stanley	20,452	942
Motorola Solutions	5,501	915
National Retail Properties, REIT	121	7
Netflix (1)	2,023	581
Newmont Goldcorp	3,376	134
Newmont Goldcorp (CAD)	726	29
NextEra Energy	21,304	5,078
NIKE, Class B	1,493	134
NiSource	18,072	507
Norfolk Southern	2,156	392
Northrop Grumman	3,891	1,371
Nucor	1,125	61
NVIDIA	6,034	1,213
O'Reilly Automotive (1)	1,486	647
Occidental Petroleum	10,107	409
PACCAR	3,362	256
Packaging Corp. of America	9,757	1,068
Paramount Group, REIT	1,230	17
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $81 (1)(5)(6)	21,572	81
Paycom Software (1)	194	41
PayPal Holdings (1)	7,307	761
Pebblebrook Hotel Trust, REIT	499	13
Philip Morris International	4,238	345
Phillips 66	2,966	346
Pioneer Natural Resources	1,316	162
Planet Fitness, Class A (1)	1,963	125
PPG Industries	4,516	565
Procter & Gamble	6,223	775
Prologis, REIT	26,015	2,283
PS Business Parks, REIT	153	28
Public Storage, REIT	2,158	481
Quaker Chemical	159	24
QUALCOMM	15,746	1,267
Rayonier, REIT	1,070	29
Realty Income, REIT	244	20
Regency Centers, REIT	1,221	82

Rexford Industrial Realty, REIT	738	35
Roper Technologies	4,643	1,565
Ross Stores	10,750	1,179
Royal Caribbean Cruises	4,342	473
RPM International	709	51
S&P Global	1,026	265
salesforce.com (1)	11,408	1,785
Sanderson Farms	238	37
Schlumberger	1,459	48
Seattle Genetics (1)	166	18
Sempra Energy	22,135	3,199
ServiceNow (1)	3,383	836
Sherwin-Williams	713	408
Simon Property Group, REIT	479	72
SL Green Realty, REIT	1,204	101
Slack Technologies, Class A (1)	3,287	72
Snap, Class A (1)	51,341	773
Southern	19,218	1,204
Spirit Realty Capital, REIT	69	3
Splunk (1)	6,794	815
Steel Dynamics	820	25
Stryker	7,480	1,618
Sunstone Hotel Investors, REIT	3,814	52
Synopsys (1)	6,488	881
Targa Resources	2,975	116
TD Ameritrade Holding	6,284	241
Teladoc Health (1)	5,557	426
Teleflex	911	316
Terreno Realty, REIT	1,409	79
Texas Instruments	15,465	1,825
Thermo Fisher Scientific	8,859	2,675
TJX	650	37
Toro	312	24
Tyson Foods, Class A	31,560	2,613
Union Pacific	9,399	1,555
United Airlines Holdings (1)	2,693	245

United Parcel Service, Class B	13,277	1,529
UnitedHealth Group	6,161	1,557
Urban Edge Properties, REIT	1,534	32
Valero Energy	288	28
Valmont Industries	85	12
Veeva Systems, Class A (1)	180	26
Venture Global LNG, Series C, Acquisition Date: 10/16/17, Cost $4 (1)(5)(6)	1	5
VEREIT, REIT	718	7
Vertex Pharmaceuticals (1)	5,347	1,045
VF	1,277	105
Visa, Class A	19,460	3,481
VMware, Class A	3,647	577
Vornado Realty Trust, REIT	775	51
Vulcan Materials	2,414	345
Walmart	7,975	935
Walt Disney	5,380	699
Waste Connections	7,103	656
WellCare Health Plans (1)	775	230
Wells Fargo	63,366	3,272
Westlake Chemical	349	22
Weyerhaeuser, REIT	1,264	37
Willis Towers Watson	6,925	1,294
Wix.com (1)	1,595	195
Workday, Class A (1)	3,631	589
WP Carey, REIT	378	35
WPX Energy (1)	1,521	15
Wynn Resorts	174	21
Xcel Energy	426	27
Xilinx	174	16
Xylem	281	22
Yum! Brands	7,063	718
Zimmer Biomet Holdings	2,887	399
Zoetis	338	43
		187,150

Convertible Preferred Stocks 0.2%		
Becton Dickinson & Company, Series A, 6.125%, 5/1/20	2,361	146
Broadcom, Series A, 8.00%, 9/30/22	211	228
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $3 (1)(5)(6)	163	4
Fortive, Series A, 5.00%, 7/1/21	104	94
International Flavors & Fragrances, 6.00%, 9/15/21	206	9
Sempra Energy, Series A, 6.00%, 1/15/21	1,415	164
Sempra Energy, Series B, 6.75%, 7/15/21	687	79
Southern, Series A, 6.75%, 8/1/22	7,255	386
Uipath, Series D-1, Acquisition Date: 4/26/19, Cost $54 (1)(5)(6)	1,365	54
Uipath, Series D-2, Acquisition Date: 4/26/19, Cost $9 (1)(5)(6)	229	9
		1,173
Corporate Bonds 4.0%		
AbbVie, 3.60%, 5/14/25	240,000	251
AbbVie, 4.50%, 5/14/35	30,000	32
Agilent Technologies, 3.875%, 7/15/23	65,000	68
AHS Hospital, 5.024%, 7/1/45	20,000	26
AIG Global Funding, 2.15%, 7/2/20 (2)	25,000	25
AIG Global Funding, 3.35%, 6/25/21 (2)	130,000	133
Air Lease, 2.50%, 3/1/21	85,000	86
Air Lease, 3.50%, 1/15/22	75,000	77
Air Lease, 3.625%, 4/1/27	45,000	47
Alexandria Real Estate Equities, 4.00%, 1/15/24	30,000	32
Altria Group, 4.75%, 5/5/21	20,000	21
Amazon.com, 2.80%, 8/22/24	50,000	52
Amazon.com, 3.875%, 8/22/37	150,000	170
American Airlines PTT, Series 2014-1, Class A, 3.70%, 10/1/26	25,429	27
American Airlines PTT, Series 2015-1, Class A, 3.375%, 5/1/27	28,097	29
American Airlines PTT, Series 2019-1, Class Aa, 3.15%, 2/15/32	185,000	189
American Campus Communities Operating Partnership, 3.35%, 10/1/20	10,000	10
American Campus Communities Operating Partnership, 3.625%, 11/15/27	230,000	241
American Express, 2.20%, 10/30/20	105,000	105
American Express Credit, 2.20%, 3/3/20	95,000	95
American International Group, 3.30%, 3/1/21	270,000	274

Analog Devices, 2.85%, 3/12/20	75,000	75
Anthem, 2.50%, 11/21/20	50,000	50
Anthem, 4.101%, 3/1/28	130,000	141
Anthem, 4.65%, 1/15/43	20,000	22
Aon, 2.80%, 3/15/21	65,000	66
Aon, 3.875%, 12/15/25	25,000	27
Appalachian Power, 4.45%, 6/1/45	40,000	47
Apple, 3.20%, 5/13/25	260,000	277
Apple, 3.20%, 5/11/27	300,000	319
Aptiv, 4.15%, 3/15/24	15,000	16
AT&T, 3.00%, 6/30/22	150,000	153
AutoZone, 3.125%, 4/21/26	170,000	176
AutoZone, 3.75%, 6/1/27	70,000	75
AXA Equitable Holdings, 3.90%, 4/20/23	45,000	47
Baltimore Gas & Electric, 3.35%, 7/1/23	225,000	235
Bank of America, 3.50%, 4/19/26	400,000	425
Bank of America, 4.45%, 3/3/26	50,000	55
Bank of America, FRN, 3M USD LIBOR + 0.65%, 2.756%, 6/25/22	250,000	251
Bank of America, VR, 3.55%, 3/5/24 (7)	100,000	104
Bank of America, VR, 4.244%, 4/24/38 (7)	120,000	137
Becton Dickinson & Company, 3.70%, 6/6/27	183,000	197
Berkshire Hathaway, 2.75%, 3/15/23	35,000	36
Berkshire Hathaway Energy, 5.15%, 11/15/43	25,000	31
Biogen, 3.625%, 9/15/22	90,000	94
Boardwalk Pipelines, 4.95%, 12/15/24	10,000	11
Booking Holdings, 3.65%, 3/15/25	30,000	32
Bristol-Myers Squibb, 2.90%, 7/26/24 (2)	255,000	264
Brixmor Operating Partnership, 3.875%, 8/15/22	20,000	21
Brixmor Operating Partnership, 3.90%, 3/15/27	25,000	26
Broadcom, 2.20%, 1/15/21	135,000	135
Broadcom, 3.00%, 1/15/22	110,000	111
Burlington Northern Santa Fe, 3.05%, 9/1/22	65,000	67
Capital One Financial, 3.20%, 1/30/23	230,000	236
Capital One Financial, 3.45%, 4/30/21	135,000	138
Cardinal Health, 3.41%, 6/15/27	125,000	127
Cardinal Health, 3.75%, 9/15/25	80,000	84

Caterpillar Financial Services, 3.15%, 9/7/21	250,000	256
CC Holdings, 3.849%, 4/15/23	25,000	26
Celgene, 3.55%, 8/15/22	250,000	260
Centra Health, 4.70%, 1/1/48	385,000	441
Charter Communications Operating, 4.50%, 2/1/24	250,000	269
Charter Communications Operating, 4.908%, 7/23/25	50,000	55
Cigna, 3.25%, 4/15/25 (2)	250,000	257
Cigna, 3.75%, 7/15/23	175,000	183
Citibank, 3.40%, 7/23/21	250,000	256
Citigroup, 4.45%, 9/29/27	70,000	77
Citigroup, VR, 3.887%, 1/10/28 (7)	315,000	338
Citigroup, VR, 4.075%, 4/23/29 (7)	100,000	110
CMS Energy, 4.875%, 3/1/44	25,000	30
Columbia Pipeline Group, 3.30%, 6/1/20	40,000	40
Comcast, 2.65%, 2/1/30	225,000	228
CommonSpirit Health, 2.76%, 10/1/24	95,000	96
CommonSpirit Health, 2.95%, 11/1/22	25,000	26
Concho Resources, 3.75%, 10/1/27	25,000	26
Crown Castle International, 3.70%, 6/15/26	40,000	42
Crown Castle International, 4.75%, 5/15/47	30,000	35
Crown Castle Towers, 3.72%, 7/15/23 (2)	125,000	130
CVS Health, 3.25%, 8/15/29	225,000	226
CVS Health, 3.50%, 7/20/22	40,000	41
Daimler Finance North America, 2.30%, 2/12/21 (2)	150,000	150
DCP Midstream Operating, 3.875%, 3/15/23	25,000	25
Delta Air Lines, 2.875%, 3/13/20	125,000	125
Delta Air Lines, 3.80%, 4/19/23	75,000	78
Delta Air Lines PTT, Series 2015-1, Class B, 4.25%, 7/30/23	29,334	31
Discover Financial Services, 3.75%, 3/4/25	15,000	16
Discover Financial Services, 3.85%, 11/21/22	95,000	100
Dominion Energy, 2.579%, 7/1/20	230,000	230
Dow Chemical, 3.15%, 5/15/24 (2)	90,000	93
Eaton Vance, 3.625%, 6/15/23	15,000	16
Ecolab, 3.25%, 12/1/27	265,000	282
Elanco Animal Health, 3.912%, 8/27/21	30,000	31
Enbridge Energy Partners, 5.20%, 3/15/20	25,000	25

Eversource Energy, 3.30%, 1/15/28	15,000	16
Exelon Generation, 2.95%, 1/15/20	10,000	10
Express Scripts Holding, 2.60%, 11/30/20	145,000	146
Federal Realty Investment Trust, 2.55%, 1/15/21	60,000	60
Fidelity National Information Services, 4.25%, 5/15/28	135,000	151
Fifth Third Bancorp, 4.30%, 1/16/24	65,000	70
Fifth Third Bank, 3.35%, 7/26/21	250,000	256
FirstEnergy, Series C, 7.375%, 11/15/31	60,000	85
FirstEnergy Transmission, 4.35%, 1/15/25 (2)	65,000	70
Fiserv, 3.20%, 7/1/26	100,000	104
Florida Gas Transmission, 3.875%, 7/15/22 (2)	20,000	21
Florida Gas Transmission, 4.35%, 7/15/25 (2)	215,000	231
Ford Motor Credit, 3.47%, 4/5/21	200,000	202
GATX, 2.60%, 3/30/20	205,000	205
GE Capital International Funding, 4.418%, 11/15/35	200,000	210
General Dynamics, 2.875%, 5/11/20	260,000	261
General Electric, 2.20%, 1/9/20	60,000	60
General Motors, 4.00%, 4/1/25	55,000	57
General Motors Financial, 3.15%, 1/15/20	20,000	20
General Motors Financial, 3.55%, 7/8/22	205,000	210
George Washington University, Series 2014, 4.30%, 9/15/44	15,000	18
Georgia Power, 2.00%, 9/8/20	185,000	185
Gilead Sciences, 3.25%, 9/1/22	20,000	21
Goldman Sachs Group, 2.75%, 9/15/20	115,000	116
Goldman Sachs Group, 3.00%, 4/26/22	125,000	127
Goldman Sachs Group, 3.50%, 1/23/25	300,000	314
Goldman Sachs Group, 3.85%, 1/26/27	115,000	123
Goldman Sachs Group, 5.15%, 5/22/45	15,000	18
Goldman Sachs Group, 6.75%, 10/1/37	10,000	14
Hackensack Meridian Health, 4.211%, 7/1/48	155,000	183
Harley-Davidson Financial Services, 3.55%, 5/21/21 (2)	200,000	203
HCA, 4.125%, 6/15/29	235,000	249
Healthcare Realty Trust, 3.625%, 1/15/28	30,000	31
High Street Funding Trust I, 4.111%, 2/15/28 (2)	100,000	109
Hyatt Hotels, 3.375%, 7/15/23	30,000	31
Hyundai Capital America, 3.45%, 3/12/21 (2)	170,000	172

Indiana University Health Obligated Group, 3.97%, 11/1/48	145,000	171
Intercontinental Exchange, 3.45%, 9/21/23	275,000	289
Intercontinental Exchange, 3.75%, 12/1/25	75,000	82
International Paper, 5.00%, 9/15/35	35,000	41
Interpublic Group, 3.50%, 10/1/20	30,000	30
Interpublic Group, 4.00%, 3/15/22	55,000	57
ITC Holdings, 2.70%, 11/15/22	95,000	96
John Deere Capital, 2.35%, 1/8/21	75,000	75
JPMorgan Chase, 3.375%, 5/1/23	410,000	428
JPMorgan Chase, VR, 3.559%, 4/23/24 (7)	125,000	130
JPMorgan Chase, VR, 3.882%, 7/24/38 (7)	160,000	176
Kansas City Southern, 4.30%, 5/15/43	25,000	28
Kentucky Utilities, 4.375%, 10/1/45	65,000	77
Keurig Dr Pepper, 3.551%, 5/25/21	265,000	271
KeyBank, 3.35%, 6/15/21	260,000	266
KeyCorp, 2.90%, 9/15/20	40,000	40
Keysight Technologies, 4.55%, 10/30/24	230,000	250
Kilroy Realty, 3.45%, 12/15/24	40,000	42
Kilroy Realty, 4.25%, 8/15/29	25,000	27
Kilroy Realty, 4.375%, 10/1/25	15,000	16
Kimco Realty, 3.40%, 11/1/22	20,000	21
L3Harris Technologies, 4.854%, 4/27/35	50,000	59
Liberty Mutual Group, 4.25%, 6/15/23 (2)	10,000	11
Liberty Mutual Group, 4.85%, 8/1/44 (2)	20,000	23
Life Storage, 4.00%, 6/15/29	145,000	155
LYB International Finance II, 3.50%, 3/2/27	300,000	316
M&T Bank, 3.55%, 7/26/23	345,000	364
Marsh & McLennan, 3.30%, 3/14/23	10,000	10
Marsh & McLennan, 3.50%, 6/3/24	115,000	121
MassMutual Global Funding II, 1.95%, 9/22/20 (2)	200,000	200
Metropolitan Life Global Funding I, 2.05%, 6/12/20 (2)	150,000	150
Microchip Technology, 3.922%, 6/1/21	40,000	41
Micron Technology, 4.185%, 2/15/27	100,000	104
Microsoft, 4.20%, 11/3/35	90,000	107
Mid-Atlantic Interstate Transmission, 4.10%, 5/15/28 (2)	110,000	121
Mississippi Power, 3.95%, 3/30/28	170,000	185

Morgan Stanley, 3.125%, 1/23/23	485,000	499
Morgan Stanley, 4.10%, 5/22/23	200,000	212
Morgan Stanley, 4.30%, 1/27/45	45,000	53
Morgan Stanley, VR, 3.971%, 7/22/38 (7)	135,000	148
MPLX, FRN, 3M USD LIBOR + 1.10%, 3.202%, 9/9/22	210,000	210
National Rural Utilities Cooperative Finance, 2.35%, 6/15/20	10,000	10
National Rural Utilities Cooperative Finance, 2.90%, 3/15/21	145,000	147
New York Life Global Funding, 3.25%, 8/6/21 (2)	135,000	138
NextEra Energy Capital Holdings, Series H, 3.342%, 9/1/20	250,000	253
NiSource, 3.49%, 5/15/27	215,000	224
NiSource, 3.95%, 3/30/48	105,000	110
Nissan Motor Acceptance, 3.65%, 9/21/21 (2)	110,000	113
Northern Trust, 3.95%, 10/30/25	25,000	27
Nucor, 3.95%, 5/1/28	130,000	142
O'Reilly Automotive, 3.60%, 9/1/27	145,000	155
O'Reilly Automotive, 3.80%, 9/1/22	125,000	130
Occidental Petroleum, 2.90%, 8/15/24	210,000	212
Occidental Petroleum, 3.40%, 4/15/26	75,000	76
Omnicom Group, 3.60%, 4/15/26	50,000	53
Omnicom Group, 3.65%, 11/1/24	50,000	53
Oracle, 2.40%, 9/15/23	300,000	305
PACCAR Financial, 3.10%, 5/10/21	175,000	178
Packaging Corp of America, 2.45%, 12/15/20	50,000	50
Packaging Corp of America, 3.65%, 9/15/24	15,000	16
Paypal Holdings, 2.40%, 10/1/24	345,000	346
Penske Truck Leasing, 3.20%, 7/15/20 (2)	65,000	65
Perrigo Finance, 4.375%, 3/15/26	200,000	206
PNC Financial Services Group, 3.30%, 3/8/22	20,000	21
President & Fellows of Harvard College, 3.619%, 10/1/37	25,000	27
Pricoa Global Funding I, 3.45%, 9/1/23 (2)	270,000	283
Principal Financial Group, 3.30%, 9/15/22	25,000	26
Principal Financial Group, 3.40%, 5/15/25	35,000	37
Providence Health & Services Obligated Group, 4.379%, 10/1/23	25,000	27
QUALCOMM, 3.25%, 5/20/27	107,000	113
QVC, 4.85%, 4/1/24	20,000	21
Regency Centers, 4.125%, 3/15/28	35,000	38

Reinsurance Group of America, 5.00%, 6/1/21	20,000	21
Republic Services, 3.375%, 11/15/27	230,000	245
Roper Technologies, 2.95%, 9/15/29	60,000	61
Roper Technologies, 3.00%, 12/15/20	50,000	51
Roper Technologies, 3.80%, 12/15/26	50,000	54
Sabine Pass Liquefaction, 4.20%, 3/15/28	50,000	53
SBA Tower Trust, 2.836%, 1/15/25 (2)	250,000	253
Sempra Energy, 2.40%, 2/1/20	235,000	235
Simon Property Group, 3.375%, 10/1/24	45,000	48
Spectra Energy Partners, 3.375%, 10/15/26	40,000	41
Spectra Energy Partners, 4.75%, 3/15/24	170,000	185
State Street, 2.55%, 8/18/20	65,000	65
State Street, 3.10%, 5/15/23	25,000	26
SunTrust Bank, VR, 3.502%, 8/2/22 (7)	350,000	358
Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (2)	130,000	150
Time Warner Cable, 4.00%, 9/1/21	10,000	10
Time Warner Cable, 5.00%, 2/1/20	10,000	10
Time Warner Cable, 6.55%, 5/1/37	13,000	16
Time Warner Cable, 6.75%, 6/15/39	13,000	16
Toyota Motor Credit, 2.95%, 4/13/21	250,000	254
Trinity Health, 4.125%, 12/1/45	25,000	29
Union Pacific, 4.75%, 9/15/41	10,000	12
United Airlines PTT, Series 2014-1, Class B, 4.75%, 4/11/22	2,949	3
United Airlines PTT, Series 2014-2, Class A, 3.75%, 9/3/26	3,868	4
United Airlines PTT, Series 2018-1, Class A, 3.70%, 3/1/30	330,444	338
United Technologies, 3.35%, 8/16/21	145,000	148
UnitedHealth Group, 3.75%, 7/15/25	40,000	43
Ventas Realty, 3.25%, 8/15/22	20,000	21
Verizon Communications, 2.625%, 8/15/26	230,000	235
Verizon Communications, 5.15%, 9/15/23	25,000	28
Visa, 2.15%, 9/15/22	90,000	91
Visa, 4.15%, 12/14/35	90,000	109
Vistra Operations, 3.55%, 7/15/24 (2)	135,000	138
Walmart, 3.40%, 6/26/23	300,000	317
Walt Disney, 4.50%, 2/15/21 (2)	20,000	21
Walt Disney, 5.65%, 8/15/20 (2)	20,000	21

Wells Fargo, 3.069%, 1/24/23	465,000	474
Wells Fargo, 3.50%, 3/8/22	95,000	98
Wells Fargo Bank, VR, 3.325%, 7/23/21 (7)	250,000	252
Western Midstream Operating, 4.00%, 7/1/22	20,000	20
Willis North America, 3.60%, 5/15/24	40,000	42
Willis North America, 4.50%, 9/15/28	160,000	178
WP Carey, 3.85%, 7/15/29	215,000	228
		29,613
Asset-Backed Securities 0.5%		
Arby's Funding, Series 2015-1A, Class A2, 4.969%, 10/30/45 (2)	96,000	99
Ascentium Equipment Receivables Trust, Series 2018-1A, Class A3, 3.21%, 9/11/23 (2)	115,000	116
Avis Budget Rental Car Funding AESOP, Series 2015-1A, Class A, 2.50%, 7/20/21 (2)	245,000	245
Avis Budget Rental Car Funding AESOP, Series 2016-2A, Class A, 2.72%, 11/20/22 (2)	150,000	151
Avis Budget Rental Car Funding AESOP, Series 2019-2A, Class B, 3.55%, 9/22/25 (2)	105,000	109
BMW Vehicle Lease Trust, Series 2017-2, Class A3, 2.07%, 10/20/20	16,779	17
CarMax Auto Owner Trust, Series 2017-4, Class A3, 2.11%, 10/17/22	19,077	19
CarMax Auto Owner Trust, Series 2018-2, Class A3, 2.98%, 1/17/23	70,000	71
CNH Equipment Trust, Series 2017-C, Class A3, 2.08%, 2/15/23	37,802	38
CNH Equipment Trust, Series 2019-C, Class B, 2.35%, 4/15/27	170,000	171
Ford Credit Auto Owner Trust, Series 2019-1, Class B, 3.82%, 7/15/30 (2)	205,000	216
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class B, 2.34%, 9/15/22	105,000	105
GM Financial Automobile Leasing Trust, Series 2018-2, Class A4, 3.16%, 4/20/22	65,000	66
GM Financial Consumer Automobile Receivables Trust, Series 2018-2, Class A3, 2.81%, 12/16/22	115,000	116
GreatAmerica Leasing Receivables Funding, Series 2017-1, Class A3, 2.06%, 6/22/20 (2)	9,496	10
GreatAmerica Leasing Receivables Funding, Series 2018-1, Class A3, 2.60%, 6/15/21 (2)	40,000	40
Hardee's Funding, Series 2018-1A, Class A2I, 4.25%, 6/20/48 (2)	44,550	45

Hardee's Funding, Series 2018-1A, Class A2II, 4.959%, 6/20/48 (2)	108,900	111
Hyundai Auto Receivables Trust, Series 2018-A, Class A3, 2.79%, 7/15/22	55,000	56
Jimmy Johns Funding, Series 2017-1A, Class A2I, 3.61%, 7/30/47 (2)	24,438	25
Magnetite XXIII, CLO, FRN, 3M USD LIBOR + 1.30%, 3.438%, 10/25/32 (2)	255,000	255
MMAF Equipment Finance, Series 2017-B, Class A3, 2.21%, 10/17/22 (2)	92,413	93
Navient Private Education Refi Loan Trust, Series 2019-CA, Class A2, 3.13%, 2/15/68 (2)	130,000	134
Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.60%, 8/15/68 (2)	125,000	126
Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4, 1.79%, 1/17/22	6,273	6
Planet Fitness Master Issuer, Series 2018-1A, Class A2I, 4.262%, 9/5/48 (2)	202,950	207
Santander Retail Auto Lease Trust, Series 2019-A, Class A3, 2.77%, 6/20/22 (2)	100,000	101
Sierra Timeshare Receivables Funding, Series 2015-3A, Class A, 2.58%, 9/20/32 (2)	14,097	14
SMB Private Education Loan Trust, Series 2016-A, Class A2A, 2.70%, 5/15/31 (2)	167,559	169
SMB Private Education Loan Trust, Series 2017-A, Class A2A, 2.88%, 9/15/34 (2)	286,978	291
SMB Private Education Loan Trust, Series 2018-B, Class A2A, 3.60%, 1/15/37 (2)	100,000	104
Sonic Capital, Series 2018-1A, Class A2, 4.026%, 2/20/48 (2)	49,542	51
Synchrony Credit Card Master Note Trust, Series 2017-2, Class A, 2.62%, 10/15/25	50,000	51
Verizon Owner Trust, Series 2017-1A, Class C, 2.65%, 9/20/21 (2)	200,000	201
World Omni Auto Receivables Trust, Series 2016-A, Class A3, 1.77%, 9/15/21	12,076	12
World Omni Auto Receivables Trust, Series 2018-A, Class A2, 2.19%, 5/17/21	7,529	8
World Omni Automobile Lease Securitization Trust, Series 2018-A, Class B, 3.06%, 5/15/23	260,000	262
		3,911

Non-U.S. Government Mortgage-Backed Securities 0.5%		
Ashford Hospitality Trust, Series 2018-ASHF, Class A, ARM, 1M USD LIBOR + 0.90%, 2.814%, 4/15/35 (2)	140,209	140
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class A, ARM, 1M USD LIBOR + 0.93%, 2.844%, 12/15/36 (2)	150,000	150
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65A, ARM, 4.411%, 5/15/52 (2)	100,000	106
CD Mortgage Trust, Series 2016-CD2, Class A4, ARM, 3.526%, 11/10/49	55,000	59
CGGS Commercial Mortgage Trust, Series 2018-WSS, Class A, ARM, 1M USD LIBOR + 0.90%, 2.821%, 2/15/37 (2)	125,000	125
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, 9/10/58	25,000	27
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class AS, 3.915%, 4/14/50	100,000	109
COLT Mortgage Loan Trust, Series 2018-1, Class A1, CMO, ARM, 2.93%, 2/25/48 (2)	26,805	27
Commercial Mortgage Trust, Series 2014-LC15, Class B, ARM, 4.599%, 4/10/47	45,000	48
Commercial Mortgage Trust, Series 2015-CR24, Class A5, 3.696%, 8/10/48	40,000	43
Commercial Mortgage Trust, Series 2015-LC21, Class A4, 3.708%, 7/10/48	60,000	64
Commercial Mortgage Trust, Series 2015-LC23, Class A4, 3.774%, 10/10/48	100,000	108
Connecticut Avenue Securities, Series 2018-C03, Class 1M1, CMO, ARM, 1M USD LIBOR + 0.68%, 2.503%, 10/25/30	46,834	47
Connecticut Avenue Securities, Series 2018-C05, Class 1M1, CMO, ARM, 1M USD LIBOR + 0.72%, 2.543%, 1/25/31	192,151	192
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M1, CMO, ARM, 1M USD LIBOR + 0.75%, 2.573%, 9/25/31 (2)	57,498	58
Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1, CMO, ARM, 2.976%, 12/25/57 (2)	37,704	38
Deephaven Residential Mortgage Trust, Series 2019-2A, Class A1, CMO, ARM, 3.558%, 4/25/59 (2)	82,655	83
Galton Funding Mortgage Trust, Series 2018-1, Class A23, CMO, ARM, 3.50%, 11/25/57 (2)	59,473	60
Goldman Sachs Mortgage Securities Trust, Series 2013-GC16, Class B, ARM, 5.161%, 11/10/46	175,000	193
Goldman Sachs Mortgage Securities Trust, Series 2015-GC32, Class A4, 3.764%, 7/10/48	25,000	27

Goldman Sachs Mortgage Securities Trust, Series 2018-GS9, Class A4, ARM, 3.992%, 3/10/51	65,000	72
Goldman Sachs Mortgage Securities Trust, Series 2019-GSA1, Class B, 3.511%, 11/10/52	110,000	113
Homeward Opportunities Fund I Trust, Series 2018-1, Class A1, CMO, ARM, 3.766%, 6/25/48 (2)	66,969	68
JPMorgan Barclays Bank Commercial Mortgage Securities Trust, Series 2015-C31, Class A3, 3.801%, 8/15/48	50,000	54
JPMorgan Barclays Bank Commercial Mortgage Securities Trust, Series 2015-C30, Class A5, 3.822%, 7/15/48	65,000	70
Mill City Mortgage Loan Trust, Series 2018-1, Class A1, ARM, 3.25%, 5/25/62 (2)	118,528	121
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102%, 5/15/46	20,000	21
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class B, ARM, 4.464%, 8/15/47	20,000	21
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, ARM, 4.036%, 5/15/48	35,000	38
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class A4, 3.753%, 12/15/47	85,000	92
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class AS, 4.068%, 12/15/47	155,000	167
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class A5, 2.86%, 9/15/49	25,000	26
New Orleans Hotel Trust, Series 2019-HNLA, Class C, ARM, 1M USD LIBOR + 1.589%, 3.51%, 4/15/32 (2)	100,000	100
OBX, Series 2019-EXP3, Class 2A2, CMO, ARM, 1M USD LIBOR + 1.10%, 2.978%, 10/25/59 (2)	105,000	105
Seasoned Credit Risk Transfer Trust, Series 2016-1, Class M1, CMO, ARM, 3.00%, 9/25/55 (2)	15,000	15
Sequoia Mortgage Trust, Series 2018-CH1, Class A11, CMO, ARM, 3.50%, 2/25/48 (2)	54,982	56
Sequoia Mortgage Trust, Series 2018-CH2, Class A3, CMO, ARM, 4.00%, 6/25/48 (2)	83,572	85
Sequoia Mortgage Trust, Series 2018-CH4, Class A11, CMO, ARM, 4.00%, 10/25/48 (2)	121,737	123
SG Residential Mortgage Trust, Series 2019-3, Class A1, CMO, ARM, 2.703%, 9/25/59 (2)	110,000	110
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A1, CMO, ARM, 2.61%, 8/25/49 (2)	99,186	99
Structured Agency Credit Risk Debt Notes, Series 2018-SPI2, Class M1, CMO, ARM, 3.816%, 5/25/48 (2)	56,817	57

Towd Point Mortgage Trust, Series 2015-5, Class A1B, CMO, ARM, 2.75%, 5/25/55 (2)	46,788	47
Towd Point Mortgage Trust, Series 2017-6, Class A1, CMO, ARM, 2.75%, 10/25/57 (2)	94,179	95
Towd Point Mortgage Trust, Series 2018-1, Class A1, CMO, ARM, 3.00%, 1/25/58 (2)	72,626	74
Verus Securitization Trust, Series 2018-INV1, Class A1, CMO, ARM, 3.626%, 3/25/58 (2)	62,923	63
Verus Securitization Trust, Series 2019-4, Class A1, CMO, STEP, 2.642%, 11/25/59 (2)	205,000	205
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4, 3.664%, 9/15/58	41,000	44
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A4, 3.695%, 11/15/48	100,000	108
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.767%, 7/15/58	75,000	81
		4,034
U.S. Government & Agency Mortgage-Backed Securities 0.0% (10)		
Federal Home Loan Mortgage		
2.413%, 1/25/21	2,518	2
2.50%, 4/23/20	165,000	166
2.777%, 4/25/23	11,620	12
2.952%, 2/25/27	32,628	34
		214
U.S. Government Agency Obligations (Excluding Mortgage-Backed) 7.2%		
U.S. Treasury Bonds, 2.25%, 8/15/49	889,000	902
U.S. Treasury Bonds, 2.50%, 2/15/45	145,000	154
U.S. Treasury Bonds, 2.75%, 11/15/42	65,000	72
U.S. Treasury Bonds, 2.75%, 8/15/47 (11)	6,790,000	7,588
U.S. Treasury Bonds, 2.875%, 8/15/45	570,000	649
U.S. Treasury Bonds, 2.875%, 5/15/49	145,000	167
U.S. Treasury Bonds, 3.00%, 11/15/44	395,000	458
U.S. Treasury Bonds, 3.00%, 5/15/45	235,000	273
U.S. Treasury Bonds, 3.00%, 11/15/45	435,000	507
U.S. Treasury Bonds, 3.00%, 2/15/47	220,000	257
U.S. Treasury Bonds, 3.00%, 5/15/47	100,000	117

U.S. Treasury Bonds, 3.00%, 2/15/48	910,000	1,067
U.S. Treasury Bonds, 3.00%, 8/15/48	1,080,000	1,268
U.S. Treasury Bonds, 3.125%, 11/15/41 (8)	3,812,000	4,486
U.S. Treasury Bonds, 3.125%, 2/15/43	490,000	577
U.S. Treasury Bonds, 3.125%, 8/15/44	610,000	722
U.S. Treasury Bonds, 3.50%, 2/15/39	2,195,000	2,723
U.S. Treasury Bonds, 3.625%, 8/15/43	195,000	248
U.S. Treasury Bonds, 3.875%, 8/15/40	65,000	85
U.S. Treasury Bonds, 5.50%, 8/15/28	400,000	525
U.S. Treasury Inflation-Indexed Bonds, 0.125%, 10/15/24	431,987	433
U.S. Treasury Inflation-Indexed Bonds, 0.50%, 1/15/28	197,723	203
U.S. Treasury Inflation-Indexed Bonds, 0.625%, 4/15/23	1,209,502	1,221
U.S. Treasury Inflation-Indexed Bonds, 0.625%, 2/15/43	802,667	817
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 7/15/28	548,857	577
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	73,802	77
U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/45	164,515	172
U.S. Treasury Inflation-Indexed Bonds, 0.875%, 2/15/47	174,304	188
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/46	594,338	657
U.S. Treasury Inflation-Indexed Bonds, 1.00%, 2/15/49	250,812	280
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44	62,747	75
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	35,515	40
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	200,358	222
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/40	340,669	448
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/41	44,519	59
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	1,129,237	1,364
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/21	2,029,669	2,014
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/22	1,027,092	1,020
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	1,975,816	1,972
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/23	1,791,738	1,780
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	1,229,798	1,229
U.S. Treasury Inflation-Indexed Notes, 0.25%, 1/15/25	1,802,753	1,808
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	475,482	483
U.S. Treasury Inflation-Indexed Notes, 0.375%, 1/15/27	236,315	239
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/27	113,271	115
U.S. Treasury Inflation-Indexed Notes, 0.50%, 4/15/24	1,129,656	1,144
U.S. Treasury Inflation-Indexed Notes, 0.625%, 7/15/21	1,261,259	1,270

U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	404,634	411
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	516,116	530
U.S. Treasury Inflation-Indexed Notes, 1.125%, 1/15/21	182,725	184
U.S. Treasury Notes, 1.50%, 9/30/21	1,020,000	1,019
U.S. Treasury Notes, 1.50%, 8/15/26	1,160,000	1,152
U.S. Treasury Notes, 1.625%, 2/15/26	35,000	35
U.S. Treasury Notes, 1.625%, 8/15/29	145,000	144
U.S. Treasury Notes, 1.875%, 9/30/22	25,000	25
U.S. Treasury Notes, 2.00%, 5/31/24	750,000	766
U.S. Treasury Notes, 2.125%, 8/15/21	10,000	10
U.S. Treasury Notes, 2.25%, 11/15/27	35,000	37
U.S. Treasury Notes, 2.375%, 5/15/29	102,000	108
U.S. Treasury Notes, 2.50%, 1/31/24	400,000	416
U.S. Treasury Notes, 2.625%, 7/31/20	50,000	50
U.S. Treasury Notes, 2.75%, 7/31/23	2,395,000	2,501
U.S. Treasury Notes, 2.75%, 2/15/24	45,000	47
U.S. Treasury Notes, 2.75%, 2/15/28 (8)	2,785,000	3,023
U.S. Treasury Notes, 2.875%, 8/15/28	250,000	275
		53,485
Municipal Securities 0.2%		
California, Build America, GO, 7.625%, 3/1/40	35,000	57
Florida State Board of Administration Fin. Corp., Series A, 2.638%, 7/1/21	45,000	46
JobsOhio Beverage System, Liquid Profits, Series B, 3.985%, 1/1/29	15,000	16
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	15,000	23
Maryland Economic Dev., Seagirt Marine Terminal, Series B, 4.75%, 6/1/42	175,000	190
Maryland HHEFA, Univ. of Maryland Medical, Series B, 4.665%, 7/1/36	20,000	24
Metropolitan Transportation Auth., Build America, Series A-1, 5.871%, 11/15/39	15,000	20
Miami-Dade County Transit System, Build America, Series B, 5.624%, 7/1/40	160,000	215
Miami-Dade County Water & Sewer System, Series C, 3.49%, 10/1/42 (12)	90,000	91

Municipal Electric Auth. of Georgia, Build America, Vogtle Units, 6.655%, 4/1/57	129,000	187
New York State Dormitory Auth., Build America, 5.628%, 3/15/39	15,000	19
Philadelphia Auth. for IDA, GO, 3.964%, 4/15/26	5,000	5
Port Auth. of New York & New Jersey, Series 182, 5.31%, 8/1/46	20,000	22
South Carolina Public Service Auth., Series D, 2.388%, 12/1/23	25,000	25
Texas A&M Univ., Series B, 3.33%, 5/15/39	250,000	258
Univ. of California Regents, Build America, 5.77%, 5/15/43	15,000	21
Univ. of California Regents, Series AJ, 4.601%, 5/15/31	25,000	29
Virginia Commonwealth Univ. Health System Auth., Series A, 4.956%, 1/1/44	25,000	32
Wisconsin General Fund Annual Appropriation, Series A, 3.954%, 5/1/36	110,000	119
		1,399
Bond Mutual Funds 19.6%		
T. Rowe Price Dynamic Global Bond Fund - I Class, 2.58% (13)(14)	1,579,966	14,393
T. Rowe Price Emerging Markets Local Currency Bond Fund, 4.95% (13)(14)	3,335,910	21,316
T. Rowe Price Institutional Emerging Markets Bond Fund, 5.00% (13)(14)	3,559,089	30,181
T. Rowe Price Institutional Floating Rate Fund, 4.80% (13)(14)	955,347	9,353
T. Rowe Price Institutional High Yield Fund, 4.80% (13)(14)	1,789,500	15,730
T. Rowe Price International Bond Fund (USD Hedged) - I Class, 1.40% (13)(14)	718,947	7,304
T. Rowe Price International Bond Fund - I Class, 1.36% (13)(14)	1,985,677	17,951
T. Rowe Price Ultra Short-Term Bond Fund - I Class, 2.35% (13)(14)	5,936,184	29,978
		146,206
Equity Mutual Funds 0.5%		
T. Rowe Price Institutional Frontier Markets Equity Fund (14)	435,063	4,029
		4,029

Private Investment Companies 9.7%		
Blackstone Partners Offshore Fund (1)(5)	61,528	72,436
		72,436
Total United States (Cost $448,624)		**503,650**

SHORT-TERM INVESTMENTS 1.9%

Money Market Funds 1.9%		
T. Rowe Price Treasury Reserve Fund, 1.83% (14)(15)	14,186,933	14,187
Total Short-Term Investments (Cost $14,187)		**14,187**

SECURITIES LENDING COLLATERAL 0.4%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.4%		
Short-Term Funds 0.4%		
T. Rowe Price Short-Term Fund, 1.97% (14)(15)	261,392	2,614
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		2,614
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.0%		
Short-Term Funds 0.0%		
T. Rowe Price Short-Term Fund, 1.97% (14)(15)	8,721	87
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		87
Total Securities Lending Collateral (Cost $2,701)		**2,701**

Total Investments in Securities		
100.4% of Net Assets (Cost $669,950)		**$ 749,298**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares/Par and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $15,751 and represents 2.1% of net assets.

(Amounts in 000s, except for contracts)

OPTIONS WRITTEN (0.0)%

Exchange-Traded Options Written (0.0)%

Description	Contracts	Notional Amount	$ Value
iShares iBoxx High Yield Corporate Bond ETF, Put, 11/15/19 @ $86.00	702	6,103	(16)
S&P 500 Index, Call, 11/15/19 @ $3,050.00	68	20,655	(114)
S&P 500 Index, Call, 11/15/19 @ $3,075.00	20	6,075	(15)
S&P 500 Index, Call, 11/15/19 @ $3,100.00	40	12,150	(12)
U.S. Treasury Long Bond futures contracts, Call, 11/22/19 @ $165.00	13	2,098	(3)
U.S. Treasury Long Bond futures contracts, Call, 11/22/19 @ $167.00	34	5,487	(3)
U.S. Treasury Long Bond futures contracts, Put, 11/22/19 @ $157.00	49	7,907	(6)
U.S. Treasury Long Bond futures contracts, Put, 11/22/19 @ $159.00	23	3,712	(9)
U.S. Treasury Notes ten year futures contracts, Call, 11/22/19 @ $131.00	10	1,303	(3)
U.S. Treasury Notes ten year futures contracts, Put, 11/22/19 @ $128.50	10	1,303	(1)
Total Exchange-Traded Options Written (Premiums $(192))		$	(182)

OTC Options Written (0.0)%

Counterparty	Description	Contracts	Notional Amount	$ Value
JPMorgan Chase	Essity, Call, 11/15/19 @ 305.00 (SEK)	7	211	—
JPMorgan Chase	Essity, Call, 11/15/19 @ 295.00 (SEK)	8	241	(1)
Morgan Stanley	Thales, Call, 12/20/19 @ 120.00 (EUR)	2	18	—
JPMorgan Chase	Ubisoft Entertainment, Call, 11/15/19 @ 74.00 (EUR)	2	11	—
Total OTC Options Written (Premiums $(1))			$	(1)
Total Options Written (Premiums $(193))			**$**	**(183)**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Allocation Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation and income. The fund has three classes of shares: the Global Allocation Fund (Investor Class), the Global Allocation Fund–Advisor Class (Advisor Class), and the Global Allocation Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Investments in private investment companies generally are categorized either in Level 2 or 3, depending on the significance of unobservable inputs. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2019. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2019, totaled $2,704,000 for the year ended October 31, 2019.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair value, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

($000s)	Market Value (000s)	Valuation Technique(s)+	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Input(s)*	Impact to Valuation from an Increase in Input**
Investments in Securities						
Common Stock	$ 138	Recent comparable transaction price(s)	—#	—#	—#	—#
		Market comparable	Enterprise Value to Gross Profit Multiple	10.9x	10.9x	Increase
			Discount for lack of marketability	10%	10%	Decrease
			EBIT Growth Rate	56%	56%	Increase
			Enterprise Value to EBIT Multiple	15.7x - 19.9x	17.8x	Increase
Convertible Preferred Stocks	$ 229	Recent comparable transaction price(s)	—#	—#	—#	—#
Private Investment Companies	$ 72,436	Rollforward of Investee NAV	Estimated return	0.12%	0.12%	Increase

#No quantitative unobservable inputs significant to the valuation technique were created by the fund's management.

*Unobservable inputs were weighted by the relative fair value of the instruments.

**Represents the directional change in the fair value of the Level 3 investment(s) that would have resulted from an increase in the corresponding input at period end. A decrease in the unobservable input would have had the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

+Valuation techniques may change in order to reflect our judgment of current market participant assumptions.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of October 31, 2019, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended October 31, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of October 31, 2019, securities valued at $685,000 had been posted by the fund to counterparties for bilateral derivatives. As of October 31, 2019, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of October 31, 2019, securities valued at $9,627,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2019, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 5% and 7% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2019, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 7% and 10% of net assets.

Options The fund is subject to interest rate risk, credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and, for options written, potential losses in excess of the fund’s initial investment. During the year ended October 31, 2019, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 8% and 13% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund may invest in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2019, the value of loaned securities was $2,570,000; the value of cash collateral and related investments was $2,701,000.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of October 31, 2019, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $334,484,000 and $228,072,000, respectively, for the year ended October 31, 2019. Purchases and sales of U.S. government securities aggregated $48,938,000 and $54,407,000, respectively, for the year ended October 31, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Distributions during the years ended October 31, 2019 and October 31, 2018, were characterized for tax purposes as follows:

At October 31, 2019, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2019, the effective annual group fee rate was 0.29%.

The Advisor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended October 31, 2019 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $16,000 remain subject to repayment by the fund at October 31, 2019. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended October 31, 2019, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $109,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended October 31, 2019, are as follows:

Total management fee waived was allocated ratably in the amounts of $647,000, $13,000 and $59,000 for the Investor Class, Advisor Class and I Class, respectively, for the year ended October 31, 2019.

As of October 31, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 15,533,000 shares of the Investor Class, representing 31% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Global Allocation Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Global Allocation Fund, Inc. (the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodians, transfer agent, investment manager and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 17, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $2,982,000 from short-term capital gains.

For taxable non-corporate shareholders, $7,404,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $2,886,000 of the fund’s income qualifies for the dividends received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $70,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [188]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [188]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [188]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2013 [188]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [188]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2013 [188]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016), Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2013 [188]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2013 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [188]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [188]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Global Allocation Fund	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Robert L. Harlow, CAIA, CFA (1986) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Robert M. Larkins, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sean P. McWilliams (1988) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Charles M. Shriver, CFA (1967) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Toby M. Thompson, CAIA, CFA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,330,000 and $2,767,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Allocation Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	December 17, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	December 17, 2019